UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

30 September 2018

Nuveen Taxable Fixed

Income Fund

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Preferred Securities and Income Fund	NPSAX	NPSCX	NPSTX	NPSFX	NPSRX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

If stock markets are forward looking, then recent volatility suggests views are changing and becoming more divergent. Rising interest rates, moderating earnings growth prospects and a weakening global economic outlook have clouded the horizon, which led to a sharp sell-off in global equities during October. Similar to the remarkably low volatility of 2017, the summer of 2018 was relatively calm again. But more recent market action serves as another reminder that stock price fluctuations are actually the norm, not the exception.

With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors remain attuned to how trade conflicts, politics and tightening monetary policy might test the global economy’s resilience. However, it’s important to remember the markets are not the economy and vice-versa. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings remain healthy, their central bank has reaffirmed its commitment to a gradual stimulus withdrawal and more clarity on Brexit should emerge in the countdown to the March 2019 deadline.

Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

November 20, 2018

Portfolio Managers’

Comments

Nuveen Preferred Securities and Income Fund

The Nuveen Preferred Securities and Income Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team.

Here Doug and Brenda discuss economic and market conditions, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2018.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “advance” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in September 2018 from 4.2% in September 2017 and job gains averaged around 211,000 per month for the past twelve months. Average hourly earnings grew at an annualized rate of 2.8% in September 2018. The Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended September 30, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.8% in August 2018 (most recent data available at the time this report was prepared), marking the first time annual gains have fallen below 6% in the past year. The 10-City and 20-City Composites reported year-over-year increases of 5.1% and 5.5%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

meeting confirmed the market’s expectations of another increase in December, followed by three increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018 (after the close of this reporting period), the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress. Meanwhile, in March 2018 the U.K. and European Union (EU) agreed in principle to the Brexit transition terms, but political instability in the U.K. in July 2018 and the EU’s rejection of Prime Minister Theresa May’s proposal has clouded the outlook. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy, and Turkey’s currency crisis and its diplomatic tension with the U.S. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

During the reporting period, the fundamental credit story underpinning the combined preferred security and contingent capital security market remained strong. Earnings out of domestic and global banks sectors arguably exceeded expectations, while balance sheet metrics, and especially capital levels, remained well above regulatory standards. U.S. banks passed the toughest set of Fed orchestrated stress tests performed to date, further demonstrating the resiliency of the sector. In addition to the strong fundamentals, new issue supply remained relatively light. Preferred security net supply was negative in the U.S., while contingent capital securities (CoCos) supply outside the U.S. was modestly positive. At first glance, this lack of supply coupled with solid fundamentals should have been supportive of valuations. While total returns for the reporting period ended September 30, 2018 for the combined preferred security and CoCos market were certainly positive, price returns on average were negative. The march higher in domestic interest rates coupled with nagging headlines related to the trade dispute between the U.S. and China weighed on domestic and global markets. Outside the U.S., anxiety regarding tenuous Brexit negotiations and fears that Italy’s budget would run afoul with EU rules both weighed heavily on European markets. The combination of higher domestic interest rates and significant geopolitical headlines is what drove negative price performance during the twelve month reporting period. Fortunately the asset class generated enough income during the reporting period to generate positive overall absolute returns.

How did the Fund perform during the twelve-month reporting period ended September 30, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the one-year, five-year, ten-year and/or since inception periods ended September 30, 2018. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at NAV underperformend the ICE BofAML U. S. All Capital Securities Index, Lipper classification average and the Custom Benchmark Index. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2018 and how did these strategies influence performance?

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund normally invests at least 50% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund may also invest in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund intends to invest at least 25% of its assets in the securities of companies principally engaged in financial services.

The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par preferred retail and the $1,000 par preferred institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like utilities, banks and insurance companies, in hopes of benefitting from the added scrutiny of regulatory oversight.

We employ an investment process that incorporates a top-down methodology to position the Fund’s portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also implementing a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par preferred securities, $25 par preferred securities, contingent capital securities and other income producing securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, we tactically and strategically shift capital between the $25 par preferred exchange-listed market, the $1,000 par preferred over-the-counter market, and the CoCos market. Periods of volatility may drive notably different valuations between these three markets, as will periods when valuations trend in one direction for an extended period of time. Discrepancies between these markets often are related to differences in how retail and institutional investors perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par preferred exchange listed structures, $1,000 par preferred over-the-counter structures, and CoCos.

During the twelve-month reporting period ended September 30, 2018, we incorporated several themes within the Fund relative to its Custom Benchmark Index, including: an overweight to the $1,000 par preferred security side of the market; an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate); an overweight to U.S.-domiciled issuers; and an underweight to CoCos.

With respect to the domestic preferred security market, we felt that $25 par preferred security valuations remained rich compared to $1,000 par preferred valuations. While the OAS gap between the two categories had compressed during the reporting period, the difference still materially favored $1,000 par preferred securities.

Furthermore, the overweight to $1,000 par preferred securities was a byproduct of our desire to position defensively against a rising interest rate environment. In addition to standard interest rate risk, commonly known as duration risk, we must also be aware of duration extension risk. Duration extension risk is a risk associated with the duration of callable fixed rate coupon securities, and that it tends to extend during periods of rising interest rates. This has the unfortunate consequence of increasing a bond’s interest rate risk at the most inopportune time. Fortunately, we can actively manage duration and duration extension risk by allocating to securities that have coupons with reset features (i.e., floating rate, fixed-to-floating rate, fixed-to-fixed rate). All else equal, these securities should have lower duration profiles and should mitigate or eliminate a significant amount of duration extension risk that one would normally associate with a callable fixed-rate coupon structure. Non-fixed-rate coupon structures are far more common in both the $1,000 par preferred and the CoCos segments of the market. As a result, our overweight to $1,000 par preferred securities is intended to position opportunistically from a relative value perspective, and to position the Fund defensively against rising interest rates. As of the end of the reporting period, the Fund had an approximate 87% allocation to securities with coupons that have reset features, compared to approximately 75% exposure in the Custom Benchmark Index.

Regrettably, the Fund’s overweight to $1,000 par preferred structures detracted modestly from relative performance during the reporting period. As we would have expected, we did witness meaningful outperformance of $1,000 par preferred securities early in 2018 when interest rates initially spiked higher. However, ensuing issuer redemption activity concentrated in the $25 par preferred market led to a material scarcity premium for these structures. While the $25 par preferred side of the market benefitted disproportionately from the negative net issuance during the entire reporting period, it was really during the second quarter of 2018 when performance versus the $1,000 par preferred segment diverged. During that three-month span, net new issue flow of $25 par preferred securities was negative $5 billion, while net new issue flow for the $1,000 par preferred market was positive by roughly $1 billion. Even though we anticipated significant redemption activity within the preferred securities market for 2018, we did not foresee that the redemption activity would be this unevenly distributed. And even if we had foreseen this disparity, we would not have guessed that net negative $25 par supply would more than offset the impact of higher interest rates for that segment of the market. As a reminder, most $25 par preferred securities are fixed-rate coupon structures, which all else equal, typically underperform non-fixed-rate coupon structures in a rising rate environment.

Portfolio Managers’ Comments (continued)

As mentioned earlier, during the reporting period the Fund held an overweight to U.S.-domiciled issuers relative to the Custom Benchmark Index. This positioning contributed to relative performance as non-U.S.-domiciled issuers, in aggregate across the preferred and CoCos markets, underperformed U.S. issuers. Taking a closer look at the U.S. versus non-U.S. allocation within the Fund, the overweight to U.S. issuers was due in large part to an underweight to CoCos, all of which is non-U.S. exposure. At the end of the reporting period, the Fund had an allocation of around 31% to CoCos, well below the 40% allocation within the Custom Benchmark Index. While still a meaningful underweight, we increased the Fund’s allocation to CoCos securities by approximately eight percentage points during the reporting period. Unfortunately, the trend of positive fundamental developments across the European bank sector has been offset in the near term by geopolitical headlines related to Brexit and the contentious Italian budget negotiations with the European Union. In our opinion, it was an increase in perceived risk associated with these European geopolitical events that detracted from the relative performance of the non-U.S. segment of our market. In response to this theme, we did pare back exposure to UK and Italian banks during the latter half of the reporting period. To be clear, this was not in response to our opinion having changed regarding the fundamental credit profile of these institutions. Rather, we pared back exposure in response to elevated spread volatility, selling opportunistically into periods of market strength.

With respect to interest rate risk, the Fund ended the reporting period with an effective duration that was approximately 0.25 years longer than the Custom Benchmark Index’s effective duration. The Fund’s slightly longer duration positioning was primarily the result of avoiding currently callable and near-term callable preferred securities trading at a negative, or a near negative, yield-to-call. These securities tend to have extremely short duration profiles. By avoiding these securities, the Fund’s duration had drifted slightly longer relative to the Custom Benchmark Index. As interest rates continued to rise during the reporting period, the longer duration positioning was a slight detractor to relative performance. However, we did take steps to pare back the Fund’s duration. At the same time, the duration of the Custom Benchmark Index extended during the reporting period, as rising interest rates lead to modest duration extension across the fixed-rate coupon segment of the market.

During the twelve-month reporting period, the Fund held interest rate swap exposure to reduce the duration of the overall portfolio. During the reporting period interest rates increased and as a result the swap position contributed positively to performance.

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities and Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.39)%	5.88%	11.00%
Class A Shares at maximum Offering Price	(5.10)%	4.85%	10.46%
ICE BofAML U.S. All Capital Securities Index	0.70%	6.68%	9.83%
Custom Benchmark Index	1.37%	6.77%	9.49%
Lipper Flexible Income Funds Classification Average	0.61%	4.75%	8.88%

Class C Shares	(1.07)%	5.10%	10.19%
Class I Shares	(0.09)%	6.14%	11.28%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(0.59)%	5.62%	8.43%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(0.01)%	5.69%
Class T Shares*	(0.33)%	1.76%
Class T Shares at maximum Offering Price*	(2.80)%	(0.15)%

Since inception returns for Class R3, Class R6 and Class T Shares are from 9/29/09, 6/30/16 and 5/31/17, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	1.04%	1.79%	1.28%	0.72%	0.78%	1.04%

*	Class T Shares are not available for public offering.

Growth of an Assumed $10,000 Investment as of September 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*

The ICE BofAML U.S. All Capital Securities Index is the Fund’s current broad-based market index used for Fund performance presentations. The inception of the ICE BofAML U.S. All Capital Securities Index was 3/31/12, and the performance shown for that Index is its own for the period after that date, with prior performance for that Index being represented by the Fund’s previous broad-based market index, the ICE BofAML Fixed Rate Preferred Securities Index.

Yields    as of September 30, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transaction with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities and Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I	Class T1,2
Dividend Yield	5.12%	4.65%	5.12%	5.65%	5.62%	5.24%
SEC 30-Day Yield – Subsidized	4.62%	4.09%	4.67%	5.19%	5.10%	4.75%
SEC 30-Day Yield – Unsubsidized	4.62%	4.09%	4.67%	5.19%	5.10%	4.75%

1

The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	Class T Shares are not available for public offering.

Holding Summaries    as of September 30, 2018

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities and Income Fund

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	47.8%
Contingent Capital Securities	30.9%
$25 Par (or similar) Retail Preferred	18.6%
Corporate Bonds	0.1%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Top Five Issuers

(% of net assets)

JPMorgan Chase & Company	3.6%
Wells Fargo & Company	3.3%
General Electric Capital Corporation	3.2%
Bank of America Corporation	3.0%
Credit Suisse Group AG	3.0%

Portfolio Composition

(% of net assets)

Banks	47.6%
Insurance	14.6%
Capital Markets	9.0%
Diversified Financial Services	5.1%
Food Products	5.0%
Industrial Conglomerates	3.2%
Consumer Finance	2.2%
U.S. Agency	1.9%
Other	8.8%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)

A	0.5%
BBB	57.0%
BB or Lower	40.0%
N/R (not rated)	2.5%
Total	100%

Country Allocation

(% of net assets)2

United States	56.3%
United Kingdom	11.4%
France	8.4%
Switzerland	5.6%
Italy	3.8%
Australia	3.4%
Spain	2.6%
Netherlands	2.2%
Bermuda	1.7%
Canada	1.4%
Other	2.2%
Other Assets Less Liabilities	1.0%
Net Assets	100%

1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.

2	Includes 1.9% (as a percentage of net assets) in emerging markets countries.

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2018.

The beginning of the period is April 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities and Income Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,000.70	$997.60	$1,000.30	$1,002.70	$1,002.60	$1,001.30
Expenses Incurred During the Period	$5.12	$8.86	$6.27	$3.56	$3.87	$5.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.19	$1,018.80	$1,021.51	$1,021.21	$1,019.95
Expenses Incurred During the Period	$5.16	$8.95	$6.33	$3.60	$3.90	$5.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.25%, 0.71%, 0.77% and 1.02% for Classes A, C, R3, R6, I and T respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Investment Trust V:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Securities and Income Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

November 27, 2018

Nuveen Preferred Securities and Income Fund

Portfolio of Investments    September 30, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.4%

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 47.8%

	Automobiles – 0.9%

40,171	General Motors Financial Company Inc.	5.750%	N/A (3)	BB+	$38,062,023

	Banks – 18.2%

14,045	Bank of America Corporation	5.875%	N/A (3)	BBB–	13,922,106

48,643	Bank of America Corporation	6.500%	N/A (3)	BBB–	52,534,440

48,110	Bank of America Corporation	6.300%	N/A (3)	BBB–	51,838,525

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	7,004,397

12,300	BNP Paribas SA, 144A	7.195%	N/A (3)	BBB	12,945,750

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	5,016,409

35,272	Citigroup Inc.	6.125%	N/A (3)	BB+	36,749,015

58,427	Citigroup Inc.	5.875%	N/A (3)	BB+	59,960,709

22,625	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	23,195,602

26,045	Cobank Agricultural Credit Bank	6.250%	N/A (3)	BBB+	27,607,700

13,035	Commerzbank AG, 144A	8.125%	9/19/23	BBB	14,861,825

2,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	2,775,937

79,862	JPMorgan Chase & Company	6.750%	N/A (3)	BBB	87,149,407

45,402	JPMorgan Chase & Company	5.300%	N/A (3)	BBB	46,423,545

9,890	JPMorgan Chase & Company (3-Month LIBOR reference rate + 3.470% spread), (4)	5.808%	N/A (3)	BBB–	9,932,032

17,968	KeyCorp	5.000%	N/A (3)	Baa3	17,608,640

9,815	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	11,999,240

6,211	M&T Bank Corporation	6.450%	N/A (3)	Baa2	6,676,825

20,176	M&T Bank Corporation	5.125%	N/A (3)	Baa2	20,327,320

22,000	PNC Financial Services Inc.	5.000%	N/A (3)	Baa2	21,917,500

13,187	PNC Financial Services Inc.	6.750%	N/A (3)	Baa2	14,265,037

17,862	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	Ba1	22,349,828

6,233	SunTrust Banks Inc.	5.625%	N/A (3)	Baa3	6,334,286

23,861	SunTrust Banks Inc.	5.050%	N/A (3)	Baa3	23,562,738

19,340	Wachovia Capital Trust III, (5)	5.570%	N/A (3)	Baa2	19,156,270

22,325	Wells Fargo & Company	5.900%	N/A (3)	Baa2	22,659,875

40,532	Wells Fargo & Company	5.875%	N/A (3)	Baa2	42,635,205

42,394	Wells Fargo & Company (3-Month LIBOR reference rate + 3.770% spread), (4)	6.104%	N/A (3)	Baa2	42,963,775
	Total Banks				724,373,938

	Capital Markets – 2.2%

9,205	Bank of New York Mellon	4.950%	N/A (3)	Baa1	9,389,100

47,479	Goldman Sachs Group Inc.	5.375%	N/A (3)	Ba1	48,428,580

22,230	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	22,241,115

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

3,681	Morgan Stanley	5.550%	N/A (3)	BB+	$3,778,546

5,095	State Street Corporation	5.250%	N/A (3)	Baa1	5,186,710
	Total Capital Markets				89,024,051

	Commercial Services & Supplies – 0.9%

33,801	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	35,153,040

	Consumer Finance – 1.5%

17,190	American Express Company	5.200%	N/A (3)	Baa2	17,383,387

10,187	American Express Company	4.900%	N/A (3)	Baa2	10,187,000

30,942	Capital One Financial Corporation	5.550%	N/A (3)	Baa3	31,483,485
	Total Consumer Finance				59,053,872

	Diversified Financial Services – 2.9%

32,650	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	34,935,500

22,593	Cooperative Rabobank UA, 144A	11.000%	N/A (3)	BBB	23,846,911

6,450	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (3)	A	6,570,937

19,230	Discover Financial Services	5.500%	N/A (3)	BB–	18,989,625

13,445	Voya Financial Inc.	6.125%	N/A (3)	BB+	13,663,481

19,450	Voya Financial Inc.	5.650%	5/15/53	Baa3	19,602,684
	Total Diversified Financial Services				117,609,138

	Electric Utilities – 1.7%

16,255	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	16,255,000

48,620	Emera, Inc.	6.750%	6/15/76	BBB–	51,780,300
	Total Electric Utilities				68,035,300

	Energy Equipment & Services – 0.3%

9,048	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB+	13,374,030

	Equity Real Estate Investment Trusts – 0.9%

29,918	Sovereign Real Estate Investment Trust, 144A	12.000%	8/28/50	BB+	35,153,650

	Food Products – 3.0%

14,500	Dairy Farmers of America Inc., 144A	7.125%	N/A (3)	Baa3	15,950,000

9,089	Land O’ Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	9,884,288

38,070	Land O’ Lakes Incorporated, 144A	7.250%	N/A (3)	BB	39,592,800

32,710	Land O’ Lakes Incorporated, 144A	8.000%	N/A (3)	BB	35,490,350

16,870	Land O’ Lakes Incorporated, 144A	7.000%	N/A (3)	BB	17,080,875
	Total Food Products				117,998,313

	Industrial Conglomerates – 3.2%

129,654	General Electric Capital Corporation	5.000%	N/A (3)	Baa1	126,396,443

	Insurance – 10.0%

16,470	Aegon NV	5.500%	4/11/48	Baa1	15,936,372

30,265	American International Group, Inc.	5.750%	4/01/48	Baa2	29,394,881

Nuveen Preferred Securities and Income Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

42,560	Assurant Inc.	7.000%	3/27/48	BB+	$43,198,400

106,655	Assured Guaranty Municipal Holdings Inc., 144A	6.400%	12/15/66	BBB+	104,788,538

5,750	AXA SA	8.600%	12/15/30	A3	7,475,000

3,800	Catlin Insurance Company Limited, 144A (3-Month LIBOR reference rate + 2.975% spread), (4)	5.317%	N/A (3)	BBB+	3,762,000

4,743	La Mondiale SAM, Reg S	7.625%	12/31/49	BBB	4,845,990

15,031	MetLife Inc., 144A	9.250%	4/08/38	BBB	20,216,695

24,455	MetLife Inc.	5.875%	N/A (3)	BBB	25,035,806

2,467	MetLife Inc.	5.250%	N/A (3)	BBB	2,499,071

34,450	Provident Financing Trust I	7.405%	3/15/38	Baa3	37,378,250

8,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	9,411,750

7,179	Prudential Financial Inc.	5.625%	6/15/43	BBB+	7,484,108

3,390	Prudential Financial Inc.	5.200%	3/15/44	BBB+	3,373,050

49,943	QBE Insurance Group Limited, 144A	7.500%	11/24/43	Baa1	54,562,728

27,947	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	29,274,483
	Total Insurance				398,637,122

	Metals & Mining – 0.5%

7,005	BHP Billiton Finance USA Limited, 144A	6.750%	10/19/75	BBB+	7,679,231

11,673	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	BBB+	12,169,102
	Total Metals & Mining				19,848,333

	Multi-Utilities – 0.9%

22,070	CenterPoint Energy Inc.	6.125%	N/A (3)	BBB	22,428,638

14,355	NiSource Inc., 144A	5.650%	N/A (3)	BBB–	14,211,450
	Total Multi-Utilities				36,640,088

	U.S. Agency – 0.7%

18,350	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	20,919,000

6,145	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB	6,237,175
	Total U.S. Agency				27,156,175
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,868,925,669)				1,906,515,516

Principal Amount (000)	Description (1), (6)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 30.9%

	Banks – 24.7%

$18,507	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (3)	Baa2	$19,154,745

63,500	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	57,070,625

6,185	Banco Mercantil del Norte, 144A	7.625%	N/A (3)	BB	6,246,850

12,200	Banco Santander SA, Reg S	6.375%	N/A (3)	Ba1	12,099,204

14,900	Barclays Bank PLC	7.750%	N/A (3)	BB+	14,937,250

86,097	Barclays PLC, Reg S	7.875%	N/A (3)	BB+	89,002,774

Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$62,198	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB–	$65,382,538

2,500	BNP Paribas SA, 144A	6.750%	N/A (3)	BBB–	2,525,000

71,477	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB–	78,622,699

34,613	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB–	36,432,952

45,715	HSBC Holdings PLC	6.375%	N/A (3)	BBB	45,314,994

28,555	ING Groep NV	6.500%	N/A (3)	BBB–	27,527,020

6,771	ING Groep NV, Reg S	6.875%	N/A (3)	BBB–	6,872,524

77,001	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB–	74,210,484

98,846	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	101,934,937

16,630	Nordea Bank AB, 144A	6.125%	N/A (3)	BBB	16,318,187

24,246	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	Ba2	25,973,527

37,255	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	Ba2	39,467,202

10,039	Royal Bank of Scotland Group PLC	7.500%	N/A (3)	Ba2	10,277,426

29,315	Societe Generale, 144A	7.875%	N/A (3)	BB+	30,370,340

37,400	Societe Generale, 144A	7.375%	N/A (3)	BB+	38,568,750

17,240	Societe Generale, 144A	8.000%	N/A (3)	BB+	18,174,236

26,740	Societe Generale SA, 144A	6.750%	N/A (3)	BB+	24,948,420

21,684	Standard Chartered PLC, 144A	7.750%	N/A (3)	Ba1	22,171,890

40,453	Standard Chartered PLC, 144A	7.500%	N/A (3)	Ba1	41,565,457

82,323	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	77,555,840
972,390	Total Banks				982,725,871

	Capital Markets – 3.8%

28,730	Credit Suisse Group AG, 144A	7.500%	N/A (3)	Ba2	29,555,988

15,370	Macquarie Bank Limited, 144A	6.125%	N/A (3)	Ba1	14,025,125

2,760	UBS Group Funding Switzerland AG, Reg S	7.125%	N/A (3)	BBB–	2,825,550

75,955	UBS Group Funding Switzerland AG, Reg S	7.000%	N/A (3)	BBB–	80,638,081

23,290	UBS Group Funding Switzerland AG, Reg S	6.875%	N/A (3)	BBB–	23,499,400
146,105	Total Capital Markets				150,544,144

	Diversified Financial Services – 2.2%

13,160	Credit Suisse Group AG, Reg S	7.125%	N/A (3)	Ba2	13,489,000

13,985	Credit Suisse Group AG, 144A	7.250%	N/A (3)	BB	14,037,443

57,948	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	60,986,793
85,093	Total Diversified Financial Services				88,513,236

	Energy Equipment & Services – 0.2%

7,750	HSBC Holdings PLC	6.000%	N/A (3)	BBB	7,434,188
$1,211,338	Total Contingent Capital Securities (cost $1,275,269,200)				1,229,217,439

Nuveen Preferred Securities and Income Fund (continued)

Portfolio of Investments    September 30, 2018

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 18.6%

	Banks – 4.7%

385,800	AgriBank FCB, (7)	6.875%	BBB+	$41,087,700

205,381	Citigroup Inc.	7.125%	BB+	5,732,184

501,356	Cobank Agricultural Credit Bank, (7)	6.250%	BBB+	52,141,024

132,336	Cobank Agricultural Credit Bank, (7)	6.200%	BBB+	14,027,616

511,106	Fifth Third Bancorp	6.625%	Baa3	14,055,415

680,670	Huntington BancShares Inc.	6.250%	Baa3	17,520,446

280,000	Huntington BancShares Inc., (7)	5.048%	Baa3	5,600,000

206,560	KeyCorp	6.125%	Baa3	5,521,349

77,023	PNC Financial Services	6.125%	Baa2	2,072,689

1,036,786	Regions Financial Corporation	6.375%	BB+	27,485,197

91,584	Zions Bancorporation	6.300%	BB	2,394,006
	Total Banks			187,637,626

	Capital Markets – 3.0%

221,300	Goldman Sachs Group, Inc.	5.500%	Ba1	5,629,872

1,177,613	Morgan Stanley	7.125%	BB+	33,079,149

794,709	Morgan Stanley	6.875%	BB+	21,759,132

410,900	Morgan Stanley	6.375%	BB+	10,979,248

1,336,045	Morgan Stanley	5.850%	BB+	33,975,624

230,910	Northern Trust Corporation	5.850%	BBB+	5,876,659

303,157	State Street Corporation	5.350%	Baa1	7,794,166
	Total Capital Markets			119,093,850

	Consumer Finance – 0.7%

1,018,736	GMAC Capital Trust I	8.097%	B+	26,792,757

	Food Products – 2.0%

506,287	CHS Inc.	7.875%	N/R	14,272,231

12,881	CHS Inc.	7.500%	N/R	352,038

1,385,062	CHS Inc.	7.100%	N/R	37,368,973

470,500	CHS Inc.	6.750%	N/R	12,341,215

53,000	Dairy Farmers of America Inc., 144A, (7)	7.875%	Baa3	5,361,904

66,700	Dairy Farmers of America Inc., 144A, (7)	7.875%	Baa3	7,703,850
	Total Food Products			77,400,211

	Insurance – 4.5%

1,239,023	Aspen Insurance Holdings Limited	5.950%	BBB–	31,421,623

741,540	Aspen Insurance Holdings Limited	5.625%	BBB–	17,522,590

483,905	Axis Capital Holdings Limited	5.500%	BBB	11,637,915

244,750	Delphi Financial Group, Inc., (7)	2.762%	BB+	5,629,250

621,500	Enstar Group Ltd	7.000%	BB+	16,407,600

1,146,819	Kemper Corporation	7.375%	Ba1	29,358,566

8,746	Maiden Holdings Limited	6.625%	N/R	150,694

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

570,218	Maiden Holdings NA Limited	7.750%		N/R	$11,603,936

512,753	PartnerRe Limited	7.250%		Baa2	13,844,331

597,500	Reinsurance Group of America, Inc.	6.200%		BBB+	15,935,325

803,196	Reinsurance Group of America, Inc.	5.750%		BBB+	20,457,402

201,165	Torchmark Corporation	6.125%		BBB+	5,133,731
	Total Insurance				179,102,963

	Mortgage Real Estate Investment Trusts – 0.1%

210,254	Wells Fargo REIT	6.375%		BBB	5,382,502

	Oil, Gas & Consumable Fuels – 0.9%

277,700	NuStar Energy LP	8.500%		B1	6,628,699

390,000	NuStar Energy LP	7.625%		B1	8,459,100

808,295	NuStar Logistics Limited Partnership	9.082%		B+	20,409,449
	Total Oil, Gas & Consumable Fuels				35,497,248

	Thrifts & Mortgage Finance – 1.5%

405,287	Federal Agricultural Mortgage Corporation	6.875%		N/R	10,610,414

400,000	Federal Agricultural Mortgage Corporation	6.000%		N/R	10,500,000

1,506,768	New York Community Bancorp Inc.	6.375%		Ba1	40,230,706
	Total Thrifts & Mortgage Finance				61,341,120

	U.S. Agency – 1.2%

451,610	Farm Credit Bank of Texas, 144A, (7)	6.750%		Baa1	48,322,270
	Total $25 Par (or similar) Retail Preferred (cost $731,259,608)				740,570,547

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.1%

	Insurance – 0.1%

$2,362	Fairfax Financial Holdings Ltd	7.750%	7/15/37	BBB–	$2,753,516
$2,362	Total Corporate Bonds (cost $2,725,667)				2,753,516
	Total Long-Term Investments (cost $3,878,180,144)				3,879,057,018

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.6%

	REPURCHASE AGREEMENTS – 1.6%

$63,598	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/18, repurchase price $63,603,260, collateralized by $65,195,000 U.S. Treasury Notes, 2.750%, due 7/31/23, value $64,870,655	1.050%	10/01/18		$63,597,695
$63,598	Total Short-Term Investments (cost $63,597,695)				63,597,695
	Total Investments (cost $3,941,777,839) – 99.0%				3,942,654,713
	Other Assets Less Liabilities – 1.0% (8)				41,720,435
	Net Assets – 100%				$3,984,375,148

Nuveen Preferred Securities and Income Fund (continued)

Portfolio of Investments    September 30, 2018

Investments in Derivatives

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Maturity Date	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$80,000,000	Receive	3-Month LIBOR	2.474%	Semi-Annually	7/13/16	7/13/21	$1,179,083	$1,179,083	$(27,610)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)

Step-up coupon security, a fixed-income security with a coupon that increases (“steps up”), usually at regular intervals, while the security is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2018

Assets
Long-term investments, at value (cost $3,878,180,144)	$3,879,057,018
Short-term investments, at value (cost approximates value)	63,597,695
Cash	186
Cash collateral at broker for investments in swaps(1)	917,747
Receivable for:
Dividends	5,185,086
Interest	47,233,404
Reclaims	30,152
Shares sold	7,809,743
Other assets	219,782
Total assets	4,004,050,813
Liabilities
Payable for:
Dividends	2,487,521
Investments purchased	2,756
Shares redeemed	13,344,098
Variation margin on swap contracts	27,610
Accrued expenses:
Management fees	2,137,663
Trustees fees	160,063
12b-1 distribution and service fees	309,035
Other	1,206,919
Total liabilities	19,675,665
Net assets	$3,984,375,148

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

Class A Shares
Net assets	$383,353,117
Shares outstanding	22,880,337
Net asset value (“NAV”) per share	$16.75
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$17.59
Class C Shares
Net assets	$276,059,111
Shares outstanding	16,464,129
NAV and offering price per share	$16.77
Class R3 Shares
Net assets	$1,662,045
Shares outstanding	98,544
NAV and offering price per share	$16.87
Class R6 Shares
Net assets	$673,119,369
Shares outstanding	40,091,748
NAV and offering price per share	$16.79
Class I Shares
Net assets	$2,650,157,644
Shares outstanding	158,068,909
NAV and offering price per share	$16.77
Class T Shares(2)
Net assets	$23,862
Shares outstanding	1,424
NAV per share	$16.76
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$17.19
Net assets consist of:
Capital paid-in	$4,023,633,825
Total distributable earnings	(39,258,677)
Net assets	$3,984,375,148
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations

Year Ended September 30, 2018

Investment Income
Dividends	$56,179,870
Interest	196,551,126
Total investment income	252,730,996
Expenses
Management fees	26,366,239
12b-1 service fees – Class A Shares	1,093,913
12b-1 distribution and service fees – Class C Shares	2,919,914
12b-1 distribution and service fees – Class R3 Shares	14,311
12b-1 distribution and service fees – Class T Shares(1)	61
Shareholder servicing agent fees	3,051,454
Custodian fees	450,907
Trustees fees	121,666
Professional fees	169,073
Shareholder reporting expenses	465,343
Federal and state registration fees	309,658
Other	110,449
Total expenses	35,072,988
Net investment income (loss)	217,658,008
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(26,936,638)
Swaps	131,572
Change in net unrealized appreciation (depreciation) of:
Investments	(206,554,525)
Swaps	3,015,154
Net realized and unrealized gain (loss)	(230,344,437)
Net increase (decrease) in net assets from operations	$(12,686,429)

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 9/30/18	Year Ended(1) 9/30/17
Operations
Net investment income (loss)	$217,658,008	$161,752,522
Net realized gain (loss) from:
Investments	(26,936,638)	(3,038,837)
Swaps	131,572	(1,220,660)
Change in net unrealized appreciation (depreciation) of:
Investments	(206,554,525)	111,790,898
Swaps	3,015,154	3,386,131
Net increase (decrease) in net assets from operations	(12,686,429)	272,670,054
Distributions to Shareholders(2)
Dividends(3)
Class A Shares	(22,844,911)	(24,686,684)
Class C Shares	(13,093,744)	(12,612,675)
Class R3 Shares	(141,889)	(123,012)
Class R6 Shares	(27,481,895)	(239,494)
Class I Shares	(153,708,936)	(129,127,804)
Class T Shares(4)	(1,285)	(444)
Decrease in net assets from distributions to shareholders	(217,272,660)	(166,790,113)
Fund Share Transactions
Proceeds from sale of shares	2,379,797,317	2,082,706,449
Proceeds from shares issued to shareholders due to reinvestment of distributions	174,874,130	125,790,112
	2,554,671,447	2,208,496,561
Cost of shares redeemed	(2,132,973,661)	(1,069,313,181)
Net increase (decrease) in net assets from Fund share transactions	421,697,786	1,139,183,380
Net increase (decrease) in net assets	191,738,697	1,245,063,321
Net assets at the beginning of period	3,792,636,451	2,547,573,130
Net assets at the end of period	$3,984,375,148	$3,792,636,451

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended September 30, 2017, the Fund’s distributions to shareholders were paid from net investment income.

(4)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2018	$17.72	$0.90	$(0.97)	$(0.07)	$(0.90)	$—	$(0.90)	$16.75
2017	17.14	0.90	0.62	1.52	(0.94)	—	(0.94)	17.72
2016	16.85	0.92	0.38	1.30	(0.94)	(0.07)	(1.01)	17.14
2015	17.34	0.95	(0.41)	0.54	(0.94)	(0.09)	(1.03)	16.85
2014	17.05	0.99	0.64	1.63	(1.00)	(0.34)	(1.34)	17.34
Class C (12/06)
2018	17.73	0.77	(0.96)	(0.19)	(0.77)	—	(0.77)	16.77
2017	17.15	0.77	0.62	1.39	(0.81)	—	(0.81)	17.73
2016	16.87	0.79	0.37	1.16	(0.81)	(0.07)	(0.88)	17.15
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
Class R3 (9/09)
2018	17.84	0.84	(0.94)	(0.10)	(0.87)	—	(0.87)	16.87
2017	17.26	0.86	0.62	1.48	(0.90)	—	(0.90)	17.84
2016	16.97	0.88	0.38	1.26	(0.90)	(0.07)	(0.97)	17.26
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
Class R6 (6/16)
2018	17.74	0.97	(0.97)	—	(0.95)	—	(0.95)	16.79
2017	17.15	0.95	0.62	1.57	(0.98)	—	(0.98)	17.74
2016(e)	16.80	0.23	0.36	0.59	(0.24)	—	(0.24)	17.15
Class I (12/06)
2018	17.73	0.94	(0.95)	(0.01)	(0.95)	—	(0.95)	16.77
2017	17.14	0.95	0.62	1.57	(0.98)	—	(0.98)	17.73
2016	16.86	0.96	0.37	1.33	(0.98)	(0.07)	(1.05)	17.14
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
Class T (5/17)(g)
2018	17.72	0.90	(0.96)	(0.06)	(0.90)	—	(0.90)	16.76
2017(f)	17.00	0.30	0.73	1.03	(0.31)	—	(0.31)	17.72

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.39)%	$383,353	1.03%		5.20%		30%
9.11	458,980	1.04		5.19		9
7.96	492,911	1.07		5.46		15
3.16	408,922	1.06		5.54		18
9.92	376,049	1.07		5.73		25

(1.07)	276,059	1.78		4.47		30
8.31	291,647	1.79		4.46		9
7.08	262,685	1.82		4.72		15
2.44	208,404	1.81		4.79		18
9.08	190,011	1.82		5.00		25

(0.59)	1,662	1.27		4.81		30
8.82	2,412	1.28		4.92		9
7.67	2,048	1.32		5.18		15
2.93	2,680	1.31		5.28		18
9.62	2,827	1.32		5.52		25

(0.01)	673,119	0.71		5.63		30
9.42	4,021	0.72		5.51		9
3.54	6,498	0.75	*	5.25	*	15

(0.09)	2,650,158	0.78		5.47		30
9.43	3,035,551	0.78		5.47		9
8.16	1,783,432	0.82		5.72		15
3.47	1,038,316	0.81		5.79		18
10.12	827,438	0.82		5.98		25

(0.33)	24	1.03		5.23		30
2.70	25	1.02	*	5.04	*	9
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
(f)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
(g)	Class T Shares are not available for public offering.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities and Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide a high level of current income and total return.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,906,515,516		$—	$1,906,515,516
Contingent Capital Securities	—	1,229,217,439		—	1,229,217,439
$25 Par (or similar) Retail Preferred	560,696,933	179,873,614	**	—	740,570,547
Corporate Bonds	—	2,753,516		—	2,753,516
Short-Term Investments:
Repurchase Agreements	—	63,597,695		—	63,597,695
Investments in Derivatives:
Interest Rate Swaps***	—	1,179,083		—	1,179,083
Total	$560,696,933	$3,383,136,863		$—	$3,943,833,796
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
United Kingdom	$452,807,140	11.4%
France	336,546,673	8.4
Switzerland	225,032,256	5.6
Italy	151,766,323	3.8
Australia	136,865,414	3.4
Spain	104,323,479	2.6
Netherlands	88,027,159	2.2
Bermuda	69,113,813	1.7
Canada	54,533,816	1.4
Other	80,985,090	2.2
Total non-U.S. securities	$1,700,001,163	42.7%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Notes to Financial Statements (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$63,597,695	$(63,597,695)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund invested in interest rate swap contracts to reduce the duration of its preferred stock portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$93,600,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts**	$1,179,083
**

Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the assets and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$131,572	$3,015,154

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/18		Year Ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,138,690	$176,761,399	15,380,043	$267,231,103
Class C	3,239,721	56,341,028	4,151,237	72,226,667
Class R3	357,133	6,351,468	196,257	3,438,422
Class R6	47,186,510	820,470,746	284,511	4,944,219
Class I	76,138,335	1,319,872,676	100,036,707	1,734,841,037
Class T1	—	—	1,424	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,207,113	20,775,046	1,275,599	22,078,896
Class C	683,590	11,756,318	622,972	10,812,655
Class R3	6,179	107,685	3,011	52,984
Class R6	864,503	14,554,284	11,428	196,045
Class I	7,421,679	127,680,797	5,326,440	92,649,533
Class T1	—	—	—	—
	147,243,453	2,554,671,447	127,289,629	2,208,496,561
Shares redeemed:
Class A	(14,372,871)	(248,544,287)	(19,511,294)	(336,336,271)
Class C	(3,908,665)	(67,199,559)	(3,639,811)	(62,981,200)
Class R3	(399,959)	(6,967,066)	(182,733)	(3,208,170)
Class R6	(8,185,952)	(139,866,712)	(448,168)	(7,711,334)
Class I	(96,738,747)	(1,670,396,037)	(38,142,186)	(659,076,206)
Class T1	—	—	—	—
	(123,606,194)	(2,132,973,661)	(61,924,192)	(1,069,313,181)
Net increase (decrease)	23,637,259	$421,697,786	65,365,437	$1,139,183,380
[1]	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $1,665,247,872 and $1,186,015,403, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$3,941,505,153
Gross unrealized:
Appreciation	$75,398,986
Depreciation	(74,249,426)
Net unrealized appreciation (depreciation) of investments	$1,149,560

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	1,179,083

Permanent differences, primarily due to treatment of notional principal contracts, investments in partnerships, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2018, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2018, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1],2	$3,283,356
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2018 through September 30, 2018, and paid on October 1, 2018.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2018 and September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

2018
Distributions from net ordinary income[2]	$215,891,739
Distributions from net long-term capital gains	—

2017
Distributions from net ordinary income[2]	$161,523,442
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2018, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$22,709,257
Long-term	3,866,833
Total	$26,576,090

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NAM is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2018, the complex-level fee for the Fund was 0.1588%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,449,215
Paid to financial intermediaries (Unaudited)	1,320,730

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$345,183

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$670,129

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained (Unaudited)	$56,385

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class T Shares	1,424

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was a follows:

Maximum Outstanding Balance	$46,000,000

During the Fund’s utilization period during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Average daily balance outstanding	$16,810,811
Average annual interest rate	2.82%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets. Prior to these modifications, the Fund’s Statement of Changes reflected an UNII balance of $(11,978,656) as of September 30, 2017. All other amounts have remained unchanged.

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800)257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

%DRD	33.5%
%QDI	58.2%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Custom Benchmark Index: An index that is comprised of a 60% weighting in the ICE BofAML U.S. All Capital Securities Index and a 40% weighting in the ICE BofAML Contingent Capital USD Hedged Index. Index returns do not include the effects of any sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Glossary of Terms Used in this Report (Unaudited) (continued)

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

ICE BofAML Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.

ICE BofAML Fixed Rate Preferred Securities Index: Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE BofAML U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that, although the Fund’s performance was below its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Fund also ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and the first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio in line with the average of its Peer Group.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the permanent expense cap applicable to the Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	167
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	167
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	167
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	167
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	167
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	167
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	167

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	167
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	165

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	81
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	167
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	167
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	167
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	167
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	167
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	167
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	167
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	167
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	167

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	167

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a
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a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-INV5-0918P 650706-INV-Y-11/19

Mutual Funds

30 September

2018

Nuveen Taxable Fixed

Income Fund

Fund Name	Class A	Class C	Class R6	Class I
Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX

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Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

If stock markets are forward looking, then recent volatility suggests views are changing and becoming more divergent. Rising interest rates, moderating earnings growth prospects and a weakening global economic outlook have clouded the horizon, which led to a sharp sell-off in global equities during October. Similar to the remarkably low volatility of 2017, the summer of 2018 was relatively calm again. But more recent market action serves as another reminder that stock price fluctuations are actually the norm, not the exception.

With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors remain attuned to how trade conflicts, politics and tightening monetary policy might test the global economy’s resilience. However, it’s important to remember the markets are not the economy and vice-versa. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings remain healthy, their central bank has reaffirmed its commitment to a gradual stimulus withdrawal and more clarity on Brexit should emerge in the countdown to the March 2019 deadline.

Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

November 20, 2018

4

Portfolio Managers’ Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers.

Here they discuss economic and market conditions, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2018.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “advance” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in September 2018 from 4.2% in September 2017 and job gains averaged around 211,000 per month for the past twelve months. Average hourly earnings grew at an annualized rate of 2.8% in September 2018. The Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended September 30, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.8% in August 2018 (most recent data available at the time this report was prepared), marking the first time annual gains have fallen below 6% in the past year. The 10-City and 20-City Composites reported year-over-year increases of 5.1% and 5.5%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September meeting confirmed the market’s expectations of another increase in December, followed by three increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018 (after the close of this reporting period), the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress. Meanwhile, in March 2018 the U.K. and European Union (EU) agreed in principle to the Brexit transition terms, but political instability in the U.K. in July 2018 and the EU’s rejection of Prime Minister Theresa May’s proposal has clouded the outlook. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy, and Turkey’s currency crisis and its diplomatic tension with the U.S. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased some-what as the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

Credit spreads in both U.S. investment grade and high yield tightened, especially during the last quarter of the reporting period on a robust economic backdrop and lack of new issue supply. The 10-Year Treasury yields moved higher and closed the reporting period at 3.06%. U.S. equity indexes continued their rally while European and Asian capital markets were negatively impacted by Italian sovereign risk and the U.S.-China trade war.

During the reporting period, the investment grade bond market as measured by the ICE BofAML U.S. Corporate Index returned -1.10% for the reporting period as new bond issuance declined during the first three quarters of 2018. High Yield bonds as measured by the ICE BofAML U.S. High Yield Index performed well, returning 2.94% for the reporting period. After underperforming the first half of the reporting period, the preferred securities market rebounded as measured by the ICE BofAML Fixed Rate Preferred Securities Index which returned 0.67%. Equity markets continued their run as well during the reporting period, with the Russell 1000® Value Index returned 9.45%.

How did the Fund perform during the twelve-month reporting period ended September 30, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year and since inception periods ended September 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV).

During the twelve-month reporting period, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the ICE BofAML U.S. 50% Corporate and 50% High Yield Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2018?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

6

The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.

At the end of the reporting period, the Fund had approximately 36.3% in non-investment grade bonds, 22.1% in preferred stock, 15.2% in investment grade bonds, 15.1% in equities and 9.4% in convertibles. All asset classes we invest in positively contributed to performance. All industries contributed positively, with the exception of the insurance industry. Industrials led performance.

The top contributor to performance for the reporting period was the Bank of NT Butterfield & Son Limited (NTB) common stock. Since its IPO in 2017, NTB has continued to use its high quality balance sheet to generate high-teen returns on tangible equity. NTB is expanding its trust business through tactical acquisitions, most recently with the purchase of Deutsche Bank’s Banking & Custody Business in the Cayman and Channel Islands. The company has excess capital which can be used in acquisitions (more trust businesses in core markets) or returned to shareholders. FirstEnergy Corp. common stock was also a top performer. During the reporting period, the company announced a $2.5B equity raise, which helped de-risk the balance sheet and should cover all planned equity issuance for the remainder of the decade. The company also announced that several high profile investors were joining the company’s restructuring advisory group and will help negotiate the company’s exit from their loss-making unregulated generation business. We believe the pro-forma company represents compelling value in a sector that generally lacks value, and believe the company’s transition to a pure-play regulated utility will crystalize the valuation disconnect and force market recognition. Lastly, AstraZeneca PLC common stock was a contributor to performance for the reporting period. The company’s shift to higher margin drugs such as Tagrisso, Lynparza and Imfinzi, has helped drive earnings per share (EPS) growth. The lack of near term patent expirations also provided support to the stock’s performance. Furthermore, the company has a robust pipeline of drugs that could supplement any potential setbacks on its key growth drivers or provide additional growth.

Those positions that detracted from performance included equity holding, Imperial Brands PLC. The stock’s weakness was a result of declining trends in Europe due to regulatory pressures and increasing excise taxes in 2017, concerns over next generation products like Phillip Morris’ “Heat Not Burn” taking share in the U.S. and Europe and the headline risk as the FDA looks into lowering nicotine levels in cigarettes. Dish DBS Corporation 7.750% 7/01/2026 senior note (B1/B) was also a bottom performer during the reporting period. The company reported weaker earnings before interest, tax, depreciation and amortization (EBITDA) versus expectations for their fourth quarter ending December 31, 2017 and continues to be challenged in its broadcast subscription satellite TV services. Additionally, the company will have to start to spend on a build out of a wireless network in order to retain its wireless spectrum licenses. Both of these factors weighed on the credit during the first quarter of 2018. NWQ remains constructive on the credit going forward largely as a result of the unrealized value of its wireless spectrum. NWQ anticipates they will do a value accretive transaction within the medium-term. Currently, NWQ believes the wireless spectrum’s value is well in excess of the amount of debt outstanding. Lastly, the Fund’s equity holding in General Electric Company (GE) detracted. Shares of GE declined as a string of disappointing results and a reduction in free cash flow guidance led to the exit of CEO Jeffrey Immelt and a 50% cut to the company’s annual dividend payout. Results in key business units fell well below management forecasts and 2018 earnings guidance was initiated at $1.00 per share, a dramatic “reset” from the $2.00 target that management reaffirmed less than one year ago. We eliminated the position as we anticipate more downside to GE’s book value going forward.

Also, during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options had a negligible impact on performance during the period.

7

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2018, the Fund had a positive UNII balance for tax purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.27%	6.09%	8.04%
Class A Shares at maximum Offering Price	(2.59)%	5.07%	7.45%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22)%	2.16%	2.96%
ICE BofAML U.S. 50% Corporate and 50% High Yield Index	0.92%	4.58%	6.26%
Lipper Flexible Income Funds Classification Average	0.61%	4.75%	6.72%

Class C Shares	1.49%	5.30%	7.24%
Class I Shares	2.53%	6.37%	8.33%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	2.86%	6.53%
Class T Shares*	2.31%	3.37%
Class T Shares at maximum Offering Price*	(0.25)%	1.43%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative indexes and Lipper classification average, are from 12/09/09. Since inception returns for Class R6 and Class T Shares are from 6/30/16 and 5/31/17, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.12%	1.87%	0.80%	0.86%	1.12%
Net Expense Ratios	0.96%	1.71%	0.63%	0.71%	0.96%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10

Growth of an Assumed $10,000 Investment as of September 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

11

Yields    as of September 30, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I	Class T1,2
Dividend Yield	4.77%	4.26%	5.26%	5.25%	4.88%
SEC 30-Day Yield-Subsidized	4.30%	3.76%	4.71%	4.77%	4.38%
SEC 30-Day Yield-Unsubsidized	4.20%	3.66%	4.71%	4.66%	4.31%

1

The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	Class T Shares are not available for public offering.

12

Holding Summaries    as of September 30, 2018

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	51.0%
Common Stocks	15.0%
$1,000 Par (or similar) Institutional Preferred	13.7%
$25 Par (or similar) Retail Preferred	8.2%
Convertible Preferred Securities	4.1%
Structured Notes	3.3%
Convertible Bonds	1.9%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Top Five Issuers

(% of net assets)

Bank of America Corporation	4.4%
Viacom Inc.	2.5%
Citigroup Inc.	2.1%
General Motors Financial Company Inc.	2.0%
Land O’ Lakes Incorporated	2.0%

Portfolio Composition

(% of net assets)

Banks	10.7%
Media	6.8%
Electric Utilities	4.8%
Food Products	4.7%
Consumer Finance	4.5%
Equity Real Estate Investment Trusts	4.4%
Chemicals	3.9%
Capital Markets	3.8%
Metals & Mining	3.7%
Oil, Gas & Consumable Fuels	3.6%
Machinery	3.6%
Technology Hardware, Storage & Peripherals	3.1%
Insurance	2.8%
Automobiles	2.5%
Auto Components	2.4%
Diversified Telecommunication Services	2.2%
Pharmaceuticals	1.8%
Specialty Retail	1.7%
Multi-Utilities	1.6%
Electronic Equipment, Instruments & Components	1.6%
Other	19.7%
Structured Notes	3.3%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	1.0%
Total	100%

Portfolio Credit Quality

(% of total fixed income investments)

A	0.9%
BBB	32.2%
BB or Lower	60.5%
N/R (not rated)	6.4%
Total	100%

13

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2018.

The beginning of the period is April 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.30	$1,016.40	$1,021.60	$1,021.60	$1,020.30
Expenses Incurred During the Period	$4.86	$8.64	$3.50	$3.60	$4.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.26	$1,016.50	$1,021.61	$1,021.51	$1,020.26
Expenses Incurred During the Period	$4.86	$8.64	$3.50	$3.60	$4.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 0.69%, 0.71% and 0.96% for Classes A, C, R6, I, and T respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Nuveen Investment Trust V:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen NWQ Flexible Income Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

November 27, 2018

15

Nuveen NWQ Flexible Income Fund

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.2%

	CORPORATE BONDS – 51.0%

	Air Freight & Logistics – 0.8%

$7,905	XPO Logistics, Inc., 144A	6.500%	6/15/22	BB	$8,161,912

	Auto Components – 2.4%

8,575	American & Axle Manufacturing Inc.	6.250%	4/01/25	B	8,539,414

5,825	American & Axle Manufacturing Inc.	6.500%	4/01/27	B	5,766,633

9,929	Cooper-Standard Automotive Inc., 144A	5.625%	11/15/26	B+	9,742,831
24,329	Total Auto Components				24,048,878

	Automobiles – 1.7%

3,950	Ford Motor Company	7.450%	7/16/31	BBB	4,399,774

11,405	General Motors Corporation	6.600%	4/01/36	BBB	12,148,256
15,355	Total Automobiles				16,548,030

	Banks – 0.4%

3,875	CIT Group Inc.	6.125%	3/09/28	BB	4,049,375

	Beverages – 0.7%

6,585	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46	A–	6,599,094

	Building Products – 0.4%

4,428	Jeld-Wen Inc., 144A	4.875%	12/15/27	BB–	4,035,015

	Capital Markets – 1.3%

8,200	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	8,656,125

4,390	Raymond James Financial Inc.	4.950%	7/15/46	BBB+	4,454,128
12,590	Total Capital Markets				13,110,253

	Chemicals – 3.5%

9,225	Blue Cube Spinco LLC	9.750%	10/15/23	BB+	10,435,781

4,965	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	5,283,108

4,425	Olin Corporation	5.000%	2/01/30	BB+	4,137,375

10,398	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A	5.375%	9/01/25	BB–	10,024,192

4,494	Univar Inc., 144A	6.750%	7/15/23	B+	4,656,907
33,507	Total Chemicals				34,537,363

	Commercial Services & Supplies – 0.4%

4,257	R.R. Donnelley & Sons Company	6.500%	11/15/23	B–	4,257,000

	Communications Equipment – 1.0%

10,125	ViaSat Inc., 144A	5.625%	9/15/25	BB–	9,571,162

16

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 2.4%

$8,500	Ally Financial Inc.	8.000%	3/15/20	BB+	$9,027,000

13,970	Navient Corporation	8.000%	3/25/20	BB	14,766,290
22,470	Total Consumer Finance				23,793,290

	Containers & Packaging – 1.1%

10,259	Sealed Air Corporation, 144A	6.875%	7/15/33	BB+	11,028,425

	Diversified Telecommunication Services – 2.2%

14,875	CenturyLink Inc.	7.650%	3/15/42	BB	13,275,937

7,098	GCI Inc.	6.875%	4/15/25	B+	7,339,616

871	Qwest Corp.	6.875%	9/15/33	BBB–	866,087
22,844	Total Diversified Telecommunication Services				21,481,640

	Electronic Equipment, Instruments & Components – 1.6%

7,490	Itron Inc., 144A	5.000%	1/15/26	BB–	7,190,400

8,825	Tech Data Corporation	4.950%	2/15/27	BBB–	8,628,565
16,315	Total Electronic Equipment, Instruments & Components				15,818,965

	Equity Real Estate Investment Trusts – 1.3%

4,775	Iron Mountain Inc.	5.750%	8/15/24	B	4,724,863

8,950	Select Income REIT	4.500%	2/01/25	BBB–	8,579,079
13,725	Total Equity Real Estate Investment Trusts				13,303,942

	Food & Staples Retailing – 1.5%

6,423	Albertsons Cos LLC / Safeway Inc. / New Albertsons LP / Albertson’s LLC	6.625%	6/15/24	B+	6,174,109

9,410	Rite Aid Corporation, 144A	6.125%	4/01/23	BB	8,433,712
15,833	Total Food & Staples Retailing				14,607,821

	Food Products – 1.0%

11,113	Dean Foods Company, 144A	6.500%	3/15/23	BB–	10,457,333

	Hotels, Restaurants & Leisure – 1.0%

9,400	McDonald’s Corporation	4.875%	12/09/45	BBB+	9,815,641

	Household Durables – 0.5%

5,064	Tempur Sealy International, Inc.	5.500%	6/15/26	BB	4,855,110

	Independent Power & Renewable Electricity Producers – 0.4%

3,806	Vistra Energy Corporation	7.625%	11/1/24	BB	4,096,208

	IT Services – 1.5%

13,990	First Data Corporation, 144A	7.000%	12/01/23	B+	14,567,087

	Machinery – 3.6%

9,506	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	9,838,710

10,075	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	10,266,929

7,325	Stevens Holding Co., Inc., 144A, (WI/DD)	6.125%	10/1/26	B+	7,444,031

7,870	Terex Corporation, 144A, (WI/DD)	5.625%	2/01/25	BB	7,820,813
34,776	Total Machinery				35,370,483

17

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 4.9%

$2,250	Dish DBS Corporation	6.750%	6/01/21	BB	$2,297,812

13,900	Dish DBS Corporation	7.750%	7/01/26	BB	13,170,250

3,050	Liberty Interactive LLC	8.500%	7/15/29	BB	3,271,125

5,390	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	5,275,463

21,544	Viacom Inc.	6.875%	4/30/36	BBB	24,501,242
46,134	Total Media				48,515,892

	Metals & Mining – 3.7%

10,775	AK Steel Corporation	7.000%	3/15/27	B–	10,344,000

3,700	ArcelorMittal, (3)	7.000%	10/15/39	BBB–	4,299,428

7,490	First Quantum Minerals Ltd., 144A, (WI/DD)	7.000%	2/15/21	B	7,405,738

4,800	Southern Copper Corporation	5.875%	4/23/45	BBB+	5,234,244

5,350	United States Steel Corporation	6.875%	8/15/25	BB–	5,463,687

4,175	United States Steel Corporation	6.250%	3/15/26	BB–	4,138,469
36,290	Total Metals & Mining				36,885,566

	Multiline Retail – 1.5%

15,825	Nordstrom, Inc.	5.000%	1/15/44	BBB+	14,571,995

	Oil, Gas & Consumable Fuels – 2.7%

11,499	Enviva Partners LP / Enviva Partners Finance Corp.	8.500%	11/01/21	BB–	11,893,071

7,100	EQT Midstream Partners LP	5.500%	7/15/28	BBB–	7,279,829

6,925	EQT Midstream Partners LP	6.500%	7/15/48	BBB–	7,326,213
25,524	Total Oil, Gas & Consumable Fuels				26,499,113

	Real Estate Management & Development – 1.2%

4,450	Greystar Real Estate Partners, LLC, 144A	5.750%	12/01/25	BB–	4,338,750

7,300	Kennedy–Wilson Holdings Incorporated	5.875%	4/01/24	BB	7,190,500
11,750	Total Real Estate Management & Development				11,529,250

	Road & Rail – 1.0%

10,108	XPO CNW, Inc.	6.700%	5/01/34	B+	10,284,890

	Semiconductors & Semiconductor Equipment – 0.5%

5,250	Versum Materials, Inc., 144A	5.500%	9/30/24	BB+	5,368,125

	Specialty Retail – 1.2%

13,806	L Brands, Inc.	6.875%	11/01/35	Ba1	11,666,070

800	Limited Brands Inc.	6.950%	3/01/33	Ba2	649,752
14,606	Total Specialty Retail				12,315,822

	Technology Hardware, Storage & Peripherals – 3.1%

19,075	Hewlett–Packard Enterprise Co.	6.350%	10/15/45	BBB+	19,575,891

11,745	Seagate HDD Cayman	4.875%	6/01/27	Baa3	10,983,457
30,820	Total Technology Hardware, Storage & Peripherals				30,559,348

18

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.5%

$4,961	Altice Financing SA, 144A	7.500%	5/15/26	B+	$4,836,975
$503,819	Total Corporate Bonds (cost $516,506,627)				505,481,003

Shares	Description (1)				Value

	COMMON STOCKS – 15.0%

	Airlines – 0.5%

82,600	Delta Air Lines, Inc.				$4,776,758

	Banks – 1.3%

87,400	CIT Group Inc.				4,510,714

315,700	ING Groep NV, Sponsored ADR				4,094,629

87,388	The Bank of NT Butterfield & Son Limited				4,531,942
	Total Banks				13,137,285

	Biotechnology – 0.5%

64,500	Gilead Sciences, Inc.				4,980,045

	Capital Markets – 0.5%

275,884	Ares Capital Corporation, (4)				4,742,446

	Chemicals – 0.4%

64,700	DowDuPont, Inc.				4,160,857

	Consumer Finance – 0.7%

204,100	Synchrony Financial				6,343,428

	Electric Utilities – 2.2%

171,964	Evergy Inc.				9,444,263

337,700	FirstEnergy Corp.				12,552,309
	Total Electric Utilities				21,996,572

	Equity Real Estate Investment Trusts – 1.7%

150,200	Apartment Investment & Management Company, Class A				6,628,326

334,600	MGM Growth Properties LLC				9,867,354
	Total Equity Real Estate Investment Trusts				16,495,680

	Industrial Conglomerates – 0.7%

112,200	Siemens AG, Sponsored ADR, (5)				7,165,092

	Insurance – 0.9%

80,600	American International Group, Inc.				4,291,144

103,950	CNA Financial Corporation				4,745,317
	Total Insurance				9,036,461

	Multi-Utilities – 0.4%

210,500	Veolia Environment S.A., ADR, (5)				4,186,845

	Oil, Gas & Consumable Fuels – 0.9%

250,100	Enterprise Products Partnership LP				7,185,373

47,800	EQT Corp.				2,114,194
	Total Oil, Gas & Consumable Fuels				9,299,567

19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments    September 30, 2018

Shares	Description (1)				Value

	Pharmaceuticals – 1.9%

239,200	AstraZeneca PLC, Sponsored ADR				$9,465,144

221,900	GlaxoSmithKline PLC, Sponsored ADR				8,913,723
	Total Pharmaceuticals				18,378,867

	Semiconductors & Semiconductor Equipment – 0.8%

506,600	Cypress Semiconductor Corp.				7,340,634

	Software – 0.5%

97,600	Oracle Corporation				5,032,256

	Specialty Retail – 0.5%

746,400	Kingfisher plc, Sponsored ADR, (5)				5,068,056

	Tobacco – 0.6%

172,700	Imperial Brands PLC, Sponsored ADR, (5)				5,993,554
	Total Common Stocks (cost $143,237,374)				148,134,403

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 13.7%

	Automobiles – 0.8%

$3,650	General Motors Financial Company Inc.	6.500%	N/A (6)	BB+	$3,581,563

4,420	General Motors Financial Company Inc.	5.750%	N/A (6)	BB+	4,187,950
8,070	Total Automobiles				7,769,513

	Banks – 7.0%

11,101	Bank of America Corporation	6.500%	N/A (6)	BBB–	11,989,079

3,965	Bank of America Corporation	6.300%	N/A (6)	BBB–	4,272,288

4,750	CIT Group Inc., Series A	5.800%	N/A (6)	B+	4,678,750

1,325	Citigroup Inc	5.800%	N/A (6)	BB+	1,352,825

14,905	Citigroup Inc.	6.250%	N/A (6)	BB+	15,557,094

775	Citigroup Inc.	6.250%	N/A (6)	BBB+	821,500

8,200	Cobank Agricultural Credit Bank	6.750%	N/A (6)	BBB	8,948,250

3,475	Huntington Bancshares Inc./OH	5.700%	N/A (6)	Baa3	3,444,594

3,400	Lloyds Bank PLC, 144A	12.000%	N/A (6)	Baa3	4,156,639

3,100	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	3,353,425

5,175	Wells Fargo & Company	5.875%	N/A (6)	Baa2	5,443,531

4,883	Zions Bancorporation	7.200%	N/A (6)	BB	5,224,810
65,054	Total Banks				69,242,785

	Capital Markets – 0.5%

5,025	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	5,027,513

	Consumer Finance – 0.5%

4,810	Capital One Financial Corporation, (WI/DD)	5.550%	N/A (6)	Baa3	4,894,175

	Electric Utilities – 1.6%

14,745	Emera, Inc.	6.750%	6/15/76	BBB–	15,703,425

20

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 0.5%

$4,850	Transcanada Trust	5.875%	8/15/76	Baa2	$4,953,062

	Food Products – 2.0%

6,275	Land O’ Lakes Incorporated, 144A	7.000%	N/A (6)	BB	6,353,437

3,400	Land O’ Lakes Incorporated, 144A	7.250%	N/A (6)	BB	3,536,000

8,967	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	9,729,195
18,642	Total Food Products				19,618,632

	Insurance – 0.8%

6,920	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	8,096,400
$128,116	Total $1,000 Par (or similar) Institutional Preferred (cost $136,508,731)				135,305,505

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 8.2%

	Banks – 0.7%

115,254	Citigroup Inc.	7.125%		BB+	$3,216,739

35,731	FNB Corporation	7.250%		Ba2	1,022,979

116,390	Huntington BancShares Inc.	6.250%		Baa3	2,995,879
	Total Banks				7,235,597

	Capital Markets – 1.5%

68,800	Charles Schwab Corporation	6.000%		BBB	1,766,784

361,823	Ladenburg Thalmann Financial Services Inc.	8.000%		N/R	9,052,811

119,269	Morgan Stanley	7.125%		BB+	3,350,266

39,050	Morgan Stanley	6.375%		BB+	1,043,416
	Total Capital Markets				15,213,277

	Consumer Finance – 0.9%

345,589	GMAC Capital Trust I, (4)	8.097%		B+	9,088,991

	Equity Real Estate Investment Trusts – 1.4%

41,178	Digital Realty Trust Inc.	7.375%		Baa3	1,047,568

120,884	Digital Realty Trust Inc.	6.625%		Baa3	3,171,996

160,775	National Storage Affiliates Trust, Preferred Stock	6.000%		N/R	3,992,043

206,287	VEREIT, Inc.	6.700%		BB	5,126,232
	Total Equity Real Estate Investment Trusts				13,337,839

	Food Products – 1.7%

63,115	CHS Inc.	7.875%		N/R	1,779,212

180,117	CHS Inc.	7.100%		N/R	4,859,557

374,432	CHS Inc.	6.750%		N/R	9,821,351
	Total Food Products				16,460,120

	Insurance – 1.1%

63,718	Argo Group US Inc.	6.500%		BBB–	1,602,508

183,100	Enstar Group Ltd.	7.000%		BB+	4,833,840

68,820	Kemper Corporation	7.375%		Ba1	1,761,792

110,414	National General Holding Company	7.625%		N/R	2,826,598
	Total Insurance				11,024,738

21

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments    September 30, 2018

Shares	Description (1)		Coupon		Ratings (2)	Value

	Wireless Telecommunication Services – 0.9%

359,836	United States Cellular Corporation		7.250%		Ba1	$9,233,392
	Total $25 Par (or similar) Retail Preferred (cost $80,562,530)					81,593,954

Shares	Description (1)		Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.1%

	Banks – 1.3%

2,700	Bank of America Corporation		7.250%		BBB–	$3,494,475

7,255	Wells Fargo & Company		7.500%		Baa2	9,365,334
	Total Banks					12,859,809

	Electric Utilities – 1.0%

169,300	NextEra Energy Inc.		6.123%		BBB	9,641,635

	Independent Power & Renewable Electricity Producers – 0.6%

63,000	Vistra Energy Corporation		7.000%		N/R	6,129,270

	Multi-Utilities – 1.2%

117,700	Sempra Energy, (WI/DD)		6.750%		N/R	11,810,018
	Total Convertible Preferred Securities (cost $39,963,387)					40,440,732

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value

	STRUCTURED NOTES – 3.3%

54,510	Goldman Sachs Finance Corp., Mandatory Exchangeable Note, Linked to Common Stock of Coherent, Inc. (Cap of 120.50% of Issue Price), 144A	10.000%	$168.2340	$202.7220	11/21/18	$9,326,781

56,750	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note, Linked to Common Stock of Broadcom Inc. (Cap of 113.00% of Issue Price), 144A	10.000%	$209.2547	$236.4578	1/23/19	13,069,525

232,558	Merrill Lynch International & Co., Mandatory Exchangeable Note, Linked to Common Stock of EQT Corporation (Cap of 114.20% of Issue Price), 144A	8.000%	$55.0950	$62.9180	12/27/18	10,458,133
	Total Structured Notes (cost $33,692,793)					32,854,439

Principal Amount (000)	Description (1)		Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.9%

	Media – 1.9%

$2,100	DISH Network Corporation		3.375%	8/15/26	BB	$2,002,909

17,675	Liberty Media Corporation		4.000%	11/15/29	BB	12,239,844

7,160	Liberty Media Corporation		3.750%	2/15/30	BB	4,904,919
$26,935	Total Convertible Bonds (cost $19,440,587)					19,147,672
	Total Long-Term Investments (cost $969,912,029)					$962,957,708

22

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.8%

	REPURCHASE AGREEMENTS – 1.8%

$18,335	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/18, repurchase price $18,336,669, collateralized by $17,310,000 U.S. Treasury Bonds, 3.625%, due 2/15/44, value $18,707,021	1.050%	10/01/18	$18,335,065
	Total Short-Term Investments (cost $18,335,065)			18,335,065
	Total Investments (cost $988,247,094) – 99.0%			981,292,773
	Other Assets Less Liabilities – 1.0% (7)			9,661,904
	Net Assets – 100%			$990,954,677

Investments in Derivatives

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
Delta Air Lines Inc.	Call	(826)	$(4,956,000)	$60	12/21/18	$(140,007)
Total Options Written (premiums received $133,580)			$(4,956,000)			$(140,007)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Perpetual security. Maturity date is not applicable.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchanged-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

23

Statement of Assets and Liabilities

September 30, 2018

Assets
Long-term investments, at value (cost $969,912,029)	962,957,708
Short-term investments, at value (cost approximates value)	18,335,065
Cash	5,211,124
Receivable for:
Dividends	903,478
Interest	10,947,083
Investments sold	468,599
Reclaims	60,299
Shares sold	9,442,168
Other assets	86,560
Total assets	1,008,412,084
Liabilities
Options written, at value (premiums received $133,580)	140,007
Payable for:
Dividends	25,249
Investments purchased	13,797,678
Shares redeemed	2,499,190
Accrued expenses:
Management fees	458,666
Trustees fees	16,790
12b-1 distribution and service fees	182,816
Other	337,011
Total liabilities	17,457,407
Net assets	990,954,677
Class A Shares
Net assets	176,013,802
Shares outstanding	8,208,447
Net asset value (“NAV”) per share	21.44
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	22.51
Class C Shares
Net assets	182,048,605
Shares outstanding	8,506,749
NAV and offering price per share	21.40
Class R6 Shares
Net assets	271,584
Shares outstanding	12,588
NAV and offering price per share	21.57
Class I Shares
Net assets	632,596,348
Shares outstanding	29,469,952
NAV and offering price per share	21.47
Class T Shares(1)
Net assets	24,338
Shares outstanding	1,134
NAV per share	21.47
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	22.02

See accompanying notes to financial statements.

24

Net assets consist of:
Capital paid-in	$1,003,510,203
Total distributable earnings	(12,555,526)
Net assets	990,954,677
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

25

Statement of Operations

Year Ended September 30, 2018

Investment Income
Dividends	13,164,186
Interest	33,166,724
Tax withheld on dividend income	(73,295)
Total investment income	46,257,615
Expenses
Management fees	5,631,005
12b-1 service fees – Class A Shares	372,862
12b-1 distribution and service fees – Class C Shares	1,567,512
12b-1 distribution and service fees – Class T Shares(1)	62
Shareholder servicing agent fees	617,412
Custodian fees	104,955
Trustees fees	24,519
Professional fees	86,519
Shareholder reporting expenses	119,998
Federal and state registration fees	186,435
Other	13,732
Total expenses before fee waiver/expense reimbursement	8,725,011
Fee waiver/expense reimbursement	(954,647)
Net expenses	7,770,364
Net investment income (loss)	38,487,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,763,299
Options written	212,725
Change in net unrealized appreciation (depreciation) of:
Investments	(25,304,815)
Options written	(6,427)
Net realized and unrealized gain (loss)	(19,335,218)
Net increase (decrease) in net assets from operations	19,152,033

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

26

Statement of Changes in Net Assets

	Year Ended 9/30/18	Year Ended 9/30/17(1)
Operations
Net investment income (loss)	$38,487,251	$23,353,838
Net realized gain (loss) from:
Investments	5,763,299	2,130,365
Options written	212,725	43,615
Change in net unrealized appreciation (depreciation) of:
Investments	(25,304,815)	6,605,938
Options written	(6,427)	97,563
Net increase (decrease) in net assets from operations	19,152,033	32,231,319
Distributions to Shareholders(2)
Dividends(3):
Class A Shares	(8,009,633)	(5,343,649)
Class C Shares	(7,249,250)	(4,175,020)
Class R6 Shares	(30,895)	(8,105)
Class I Shares	(29,048,839)	(13,839,951)
Class T Shares(4)	(1,334)	(424)
Decrease in net assets from distributions to shareholders	(44,339,951)	(23,367,149)
Fund Share Transactions
Proceeds from sale of shares	547,815,365	488,077,768
Proceeds from shares issued to shareholders due to reinvestment of distributions	43,817,357	22,782,659
	591,632,722	510,860,427
Cost of shares redeemed	(243,095,493)	(160,806,500)
Net increase (decrease) in net assets from Fund share transactions	348,537,229	350,053,927
Net increase (decrease) in net assets	323,349,311	358,918,097
Net assets at the beginning of period	667,605,366	308,687,269
Net assets at the end of period	$990,954,677	$667,605,366

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended September 30, 2017 the Fund’s distributions to shareholders were paid from net investment income.

(4)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

27

Financial Highlights

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2018	$22.13	$1.01	$(0.52)	$0.49	$(1.18)	$—	$(1.18)	$21.44
2017	21.81	1.11	0.33	1.44	(1.12)	—	(1.12)	22.13
2016	20.47	1.10	1.36	2.46	(1.12)	—	(1.12)	21.81
2015	21.97	1.10	(1.50)	(0.40)	(1.10)	—	(1.10)	20.47
2014	20.70	1.23	1.13	2.36	(1.09)	—	(1.09)	21.97
Class C (12/09)
2018	22.08	0.85	(0.52)	0.33	(1.01)	—	(1.01)	21.40
2017	21.77	0.95	0.32	1.27	(0.96)	—	(0.96)	22.08
2016	20.43	0.94	1.37	2.31	(0.97)	—	(0.97)	21.77
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
Class R6 (6/16)
2018	22.19	1.13	(0.51)	0.62	(1.24)	—	(1.24)	21.57
2017	21.88	1.21	0.26	1.47	(1.16)	—	(1.16)	22.19
2016(e)	21.12	0.34	0.68	1.02	(0.26)	—	(0.26)	21.88
Class I (12/09)
2018	22.16	1.07	(0.53)	0.54	(1.23)	—	(1.23)	21.47
2017	21.84	1.17	0.33	1.50	(1.18)	—	(1.18)	22.16
2016	20.49	1.15	1.38	2.53	(1.18)	—	(1.18)	21.84
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
Class T (5/17)(f)
2018	22.15	1.01	(0.51)	0.50	(1.18)	—	(1.18)	21.47
2017(g)	22.05	0.35	0.12	0.47	(0.37)	—	(0.37)	22.15

28

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.27%	$176,014	1.08%		4.54%		0.96%		4.66%		29%
6.77	125,547	1.12		4.95		0.96		5.11		24
12.44	97,079	1.19		5.05		0.96		5.28		37
(1.94)	55,180	1.29		4.77		0.96		5.10		125
11.64	78,394	1.45		5.20		0.97		5.69		80

1.49	182,049	1.83		3.80		1.71		3.91		29
6.04	128,801	1.87		4.22		1.71		4.37		24
11.58	65,833	1.93		4.29		1.71		4.51		37
(2.70)	17,704	2.06		4.01		1.71		4.35		125
10.82	6,732	2.20		4.38		1.72		4.87		80

2.86	272	0.75		5.01		0.64		5.12		29
6.95	43	0.80		5.35		0.63		5.51		24
4.83	326	0.96	*	7.40	*	0.63	*	7.74	*	37

2.53	632,596	0.83		4.81		0.71		4.92		29
7.05	413,189	0.86		5.24		0.71		5.40		24
12.77	145,450	0.94		5.29		0.71		5.52		37
(1.74)	77,332	1.07		5.16		0.71		5.51		125
11.95	20,578	1.21		5.35		0.72		5.84		80

2.31	24	1.09		4.53		0.96		4.66		29
2.16	25	1.11	*	4.63	*	0.95	*	4.78	*	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide current income and capital appreciation.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$10,981,323

Investment Income

Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

30

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

31

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

32

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$505,481,003		$—	$505,481,003
Common Stocks	125,720,856	22,413,547	**	—	148,134,403
$1,000 Par (or similar) Institutional Preferred	—	135,305,505		—	135,305,505
$25 Par (or similar) Retail Preferred	81,593,954	—		—	81,593,954
Convertible Preferred Securities	40,440,732	—		—	40,440,732
Structured Notes	—	32,854,439		—	32,854,439
Convertible Bonds	—	19,147,672		—	19,147,672
Short-Term Investments:
Repurchase Agreements	—	18,335,065		—	18,335,065
Investments in Derivatives:
Options Written	(140,007)	—		—	(140,007)
Total	$247,615,535	$733,537,231		$—	$981,152,766
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$18,335,065	$(18,335,065)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

33

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(3,597,840)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(140,007)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options Written	$212,725	$(6,427)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

34

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/2018		Year Ended 9/30/2017
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,575,623	$99,387,269	4,761,521	$103,549,153
Class A - automatic conversion from Class C Shares	2,357	50,472	—	—
Class C	3,819,774	82,811,718	3,479,371	75,669,696
Class R6	69,453	1,538,656	746	16,584
Class I	16,748,639	364,027,250	14,144,906	308,817,335
Class T1	—	—	1,134	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	364,996	7,910,873	242,206	5,280,119
Class C	329,439	7,128,516	188,776	4,115,296
Class R6	1,338	29,431	8	176
Class I	1,325,030	28,748,537	610,708	13,387,068
Class T1	—	—	—	—
	27,236,649	591,632,722	23,429,376	510,860,427
Shares redeemed:
Class A	(2,407,440)	(52,381,645)	(3,780,995)	(81,538,537)
Class C	(1,472,187)	(31,823,156)	(859,547)	(18,716,203)
Class C - automatic conversion to Class A Shares	(2,363)	(50,472)	—	—
Class R6	(60,140)	(1,306,095)	(13,724)	(300,809)
Class I	(7,252,639)	(157,534,125)	(2,765,156)	(60,250,951)
Class T1	—	—	—	—
	(11,194,769)	(243,095,493)	(7,419,422)	(160,806,500)
Net increase (decrease)	16,041,880	$348,537,229	16,009,954	$350,053,927
[1]	Class T Shares are not available for public offering.

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $570,917,946 and $232,364,888, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$997,186,729
Gross unrealized:
Appreciation	$17,567,082
Depreciation	(33,461,038)
Net unrealized appreciation (depreciation) of investments	$(15,893,956)

35

Notes to Financial Statements (continued)

Tax cost of options written	$(133,580)
Net unrealized appreciation (depreciation) of options written	(6,427)

Permanent differences, primarily due to bond premium amortization adjustments, paydowns, Sec. 305(c) adjustments, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2018, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2018, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1,2]	$7,556,068
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2018 through September 30, 2018 and paid on October 1, 2018.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2018 and September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

2018
Distributions from net ordinary income[2]	$43,032,618
Distributions from net long-term capital gains	—

2017
Distributions from net ordinary income[2]	$21,881,704
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2018, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$166,483
Long-term	—
Total	$166,483

During the Fund’s tax year ended September 30, 2018, the Fund utilized $4,634,690 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375

36

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2018, the complex-level fee for the Fund was 0.1588%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through July 31, 2020 (1.25% after July 31, 2020), of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,453,596
Paid to financial intermediaries (Unaudited)	1,301,421

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$928,255

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$730,136

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained (Unaudited)	$59,961

As of the end of the reporting period, Nuveen owned 1,184 and 1,134 shares of Class R6 and Class T, respectively.

37

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets. Prior to these modifications, the Fund’s Statement of Changes reflected an UNII balance of $15,923 as of September 30, 2017. All other amounts have remained unchanged.

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

38

Additional Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East Los Angeles, CA 90097	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

%QDI	25.2%
%DRD	21.0%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

39

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

ICE BofAML Fixed Rate Preferred Securities Index: Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE BofAML U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

ICE BofAML U.S. High Yield Index: An unmanaged index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE BofAML U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

40

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with NWQ Investment Management Company, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

42

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the overall performance of the Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below the average of its Peer Group.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor

43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the

44

complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary and permanent expense caps applicable to the Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

45

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	167
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	167
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	167

46

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	167
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	167
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	167
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	167
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	167

47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	167
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	165

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	81
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	167
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	167

48

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	167
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	167
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	167
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	167
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	167
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	167
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	167
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	167

49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	167

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

50

Notes

51

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-NFI-0918P 650708-INV-Y-11/19

Mutual Funds

30 September

2018

Nuveen Commodity Strategy Fund

Fund Name	Class A	Class C	Class I
Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX

Annual Report

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Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

If stock markets are forward looking, then recent volatility suggests views are changing and becoming more divergent. Rising interest rates, moderating earnings growth prospects and a weakening global economic outlook have clouded the horizon, which led to a sharp sell-off in global equities during October. Similar to the remarkably low volatility of 2017, the summer of 2018 was relatively calm again. But more recent market action serves as another reminder that stock price fluctuations are actually the norm, not the exception.

With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors remain attuned to how trade conflicts, politics and tightening monetary policy might test the global economy’s resilience. However, it’s important to remember the markets are not the economy and vice-versa. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings remain healthy, their central bank has reaffirmed its commitment to a gradual stimulus withdrawal and more clarity on Brexit should emerge in the countdown to the March 2019 deadline.

Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

November 20, 2018

4

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

This Fund is managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen, LLC. The Fund’s sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (NAM), each of which is an affiliate of Nuveen, LLC. Susan Wager, Randy Migdal and John Clarke from Gresham manage the Fund’s commodity investments and Chris Neuharth, Wan-Chong Kung, CFA, and Chad Kemper, from NAM manage the Fund’s fixed income investments. Susan and Randy have managed the Fund since its inception on July 30, 2012, while Chris, Wan-Chong and Chad have managed the Fund since December 31, 2015. John Clarke has managed the Fund since March 18, 2016.

Effective, June 1, 2018, Chris Neuharth retired from NAM and is no longer a portfolio manager for the collateral portfolio of the Nuveen Gresham Diversified Commodity Strategy Fund.

Here the managers review general market conditions and trends, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2018.

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “advance” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in September 2018 from 4.2% in September 2017 and job gains averaged around 211,000 per month for the past twelve months. Average hourly earnings grew at an annualized rate of 2.8% in September 2018. The Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended September 30, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.8% in August 2018 (most recent data available at the time this report was prepared), marking the first time annual gains have fallen below 6% in the past year. The 10-City and 20-City Composites reported year-over-year increases of 5.1% and 5.5%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September meeting confirmed the market’s expectations of another increase in December, followed by three increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018 (after the close of this reporting period), the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress. Meanwhile, in March 2018 the U.K. and European Union (EU) agreed in principle to the Brexit transition terms, but political instability in the U.K. in July 2018 and the EU’s rejection of Prime Minister Theresa May’s proposal has clouded the outlook. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy, and Turkey’s currency crisis and its diplomatic tension with the U.S. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

The broad commodity market produced a small gain over the reporting period, with a rebound in the energy group offsetting weakness across the other commodity sectors. Trade tensions and slowing growth momentum around the world, particularly in China, loomed over much of the commodity market, clouding the outlooks for industrial raw materials, grains and meats. A strong U.S. dollar and weak emerging market currencies were also headwinds, particularly to precious metals, grains, sugar and coffee. Favorable growing conditions and robust crop yields further weighed on the prices of soft commodities.

However, crude oil and the petroleum complex rallied strongly over this reporting period, with Brent crude rising from $55 per barrel to $82 per barrel and West Texas Intermediate (WTI) crude increasing from $50 per barrel to $73 per barrel. The production limits set by the Organization of the Petroleum Exporting Countries (OPEC) and its non-OPEC allies continued to reduce global inventory gluts, while supply looked likely to tighten further as the U.S. decided to reimpose sanctions on Iran (which go into effect in November 2018) and production was disrupted in Venezuela and Middle East geopolitical hotspots. Natural gas prices, in contrast, declined over the reporting period as supply-demand conditions remained unfavorable.

The Bloomberg Commodity Index rose 2.59% for the twelve-month reporting period. The foods and fibers and agriculture groups (as grouped by Gresham) were the weakest performers, while the energy group was the only group with a positive return for the reporting period.

How did the Fund perform during the twelve-month reporting period ended September 30, 2018?

The table in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Fund for the one-year, five-year and since inception periods ending September 30, 2018. The Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of the Bloomberg Commodity Index (the “Index”) and its Lipper classification average.

What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2018 and how did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Index and its Lipper classification average for the twelve-month reporting period ended September 30, 2018.

6

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements, which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities, which is used to invest the Fund’s underlying collateral.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity and the most favorable timing of contract purchases and sales.

During this twelve-month reporting period, the Fund outperformed the Index in five of the six commodity groups and lagged the Index in the industrial metals group.

The energy group was the top-performing commodity group on an absolute return basis. Across the energy contracts in which the Fund invests, WTI crude oil, Brent crude oil, heating oil, gas oil (not included in the Index) and unleaded gasoline advanced by double-digits in this reporting period as bullish supply-demand fundamentals outweighed concerns about global trade and a rising U.S. dollar. However, natural gas remained a negative performer despite some improvement in supply conditions.

In the livestock group, large herd sizes and trade concerns contributed to oversupply fears, which weighed on prices despite a rising global appetite for meats. Lean hogs prices rallied in September 2018 as Hurricane Florence hit the Carolinas, the top pork-producing region of the U.S., but still ended the reporting period with a loss as China’s retaliatory tariff on U.S. pork imports sent Chinese buyers to Europe and South America for cheaper prices. Cattle prices were up marginally in the reporting period.

The industrial metals group reversed gains from earlier in the reporting period as trade rhetoric escalated, the U.S. imposed tariffs on trading partners and China’s manufacturing gauges began to signal deteriorating activity as a result. Aluminum, London Metal Exchange copper (not represented in the Index), New York copper, zinc and lead (also not in the Index) saw negative performance, while nickel rallied.

The underperformance of gold and silver dragged down the precious metals group, but the Fund’s investments in non-benchmark contracts platinum and palladium delivered gains. Despite geopolitical strife during the reporting period, which historically tends to benefit gold, rising interest rates and U.S. dollar appreciation weighed on gold and silver prices. In contrast, platinum and palladium continued to benefit from demand for industrial uses in the automotive industry.

The agriculture and foods and fibers groups posted the largest losses in this reporting period. Good weather and high crop yields were expected to add to the world’s already bulging inventories for many food staples. A sharp decline in the currencies of Brazil and Argentina provided incentive for South American farmers, who are among the world’s largest producers of sugar, coffee and soybeans (as well as meats), to increase production. The soybean complex was particularly hurt by the deteriorating trade relationship between the U.S. and China and China’s tariffs on imported U.S. soybeans. Cotton, however, had a positive return for the reporting period.

7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Fund. More information on these risks, as well as information on other risks to which the Fund is subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Fund’s prospectus.

8

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.53%	(6.91)%	(7.08)%
Class A Shares at maximum Offering Price	0.41%	(8.01)%	(7.96)%
Bloomberg Commodity Index	2.59%	(7.18)%	(7.90)%
Lipper Commodities General Funds Classification Average	6.40%	(6.36)%	(6.74)%

Class C Shares	5.76%	(7.59)%	(7.75)%
Class I Shares	6.81%	(6.65)%	(6.82)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.59%	2.41%	1.43%
Net Expense Ratios	1.31%	2.06%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

10

Growth of an Assumed $10,000 Investment as of September 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

11

Holding Summaries    as of September 30, 2018

Nuveen Gresham Diversified Commodity Strategy Fund

This data relates to the securities held in the Fund’s consolidated portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation1

(% of net assets)

Repurchase Agreements	8.5%
U.S. Government and Agency Obligations
U.S. Government and Agency Obligations (excluding collateral pledged for futures margin requirements)	83.9%
U.S. Government and Agency Obligations (pledged as collateral for futures margin requirements)	3.8%
Total U.S. Government and Agency Obligations	87.7%
Other Assets Less Liabilities
Deposits for futures margin requirements	2.0%
Other assets less liabilities (excluding deposits for futures margin requirements)	1.8%
Total Other Assets Less Liabilities	3.8%
Net Assets	100%

Commodity Group Weightings2

Energy	42.3%
Industrial Metals	16.7%
Agriculturals	14.5%
Precious Metals	11.5%
Livestock	9.7%
Foods & Fibers	5.3%
Total	100%

Top Ten Commodity Holdings2

Crude Oil	23.8%
Gold	8.2%
Copper	7.8%
Natural Gas	7.7%
Live Cattle	6.0%
Aluminum	5.3%
Soybeans	4.6%
Unleaded Gas	4.3%
Gas Oil	3.7%
Corn	3.7%

1

The Fund seeks to maintain commodity exposure in accordance with its investment guidelines by managing the accumulated notional value of the futures contracts to approximate the net assets of the Fund. Investments in futures contracts obligate the Fund to utilize a small percentage of its net assets to post as margin when obtaining the desired Fund exposure to the various commodity investments; any assets not used as margin will be invested in low-risk investments such as short-term U.S. government securities and other high-quality short-term debt securities with maturities not exceeding one year at the time of investment.

2

Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

12

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2018.

The beginning of the period is April 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.00	$1,005.10	$1,009.70
Expenses Incurred During the Period	$6.60	$10.35	$5.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.50	$1,014.74	$1,019.75
Expenses Incurred During the Period	$6.63	$10.40	$5.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Investment Trust V and Shareholders of

Nuveen Gresham Diversified Commodity Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Nuveen Gresham Diversified Commodity Strategy Fund (one of the funds constituting Nuveen Investment Trust V, referred to hereafter as the “Fund”) as of September 30, 2018, the related consolidated statement of operations for the year ended September 30, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

November 27, 2018

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

14

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 96.2%

	REPURCHASE AGREEMENTS – 8.5%

$2,422	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/18, repurchase price $2,422,047, collateralized by $2,525,000 U.S. Treasury Notes, 3.000%, due 11/15/44, value $2,470,670	1.050%	10/01/18	N/A	$2,421,835

9,208	Repurchase Agreement with State Street Bank, dated 9/28/18, repurchase price $9,208,331, collateralized by $9,620,000 U.S. Treasury Notes, 2.000%, due 8/31/21, value $9,394,305 (3)	0.050%	10/01/18	N/A	9,208,293
$11,630	Total Repurchase Agreements (cost $11,630,128)				11,630,128

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 87.7%

2,500	Federal Home Loan Bank Bonds	1.750%	12/14/18	Aaa	2,497,585

4,000	Federal Home Loan Bank Bonds	1.875%	3/08/19	Aaa	3,991,720

5,905	Federal Home Loan Bank Bonds	5.375%	5/15/19	N/R	6,009,690

6,750	Federal Home Loan Bank Bonds	1.750%	5/30/19	Aaa	6,716,284

5,200	Federal Home Loan Bank Bonds	0.875%	7/19/19	Aaa	5,131,698

3,150	Federal Home Loan Bank Bonds	1.000%	9/26/19	Aaa	3,099,049

4,000	Federal National Mortgage Association	1.375%	1/28/19	Aaa	3,987,716

1,250	Federal National Mortgage Association	1.875%	2/19/19	Aaa	1,247,624

3,000	Federal National Mortgage Association	1.000%	2/26/19	Aaa	2,984,163

3,500	Federal National Mortgage Association	0.875%	8/02/19	Aaa	3,450,884

5,300	U.S. Treasury Bills (3), (4)	0.000%	3/14/19	F1+	5,244,619

4,535	U.S. Treasury Notes	0.875%	10/15/18	N/R	4,532,984

5,435	U.S. Treasury Notes	1.250%	11/15/18	Aaa	5,429,300

5,500	U.S. Treasury Notes	1.250%	11/30/18	Aaa	5,491,742

5,000	U.S. Treasury Notes	1.250%	12/15/18	Aaa	4,990,329

3,325	U.S. Treasury Notes	1.250%	12/31/18	Aaa	3,316,929

4,425	U.S. Treasury Notes	1.125%	1/15/19	Aaa	4,410,559

5,250	U.S. Treasury Notes	1.250%	1/31/19	Aaa	5,231,435

5,500	U.S. Treasury Notes	0.750%	2/15/19	Aaa	5,467,559

4,500	U.S. Treasury Notes	1.500%	3/31/19	Aaa	4,479,609

3,775	U.S. Treasury Notes	0.875%	4/15/19	Aaa	3,744,033

4,725	U.S. Treasury Notes	1.250%	4/30/19	Aaa	4,692,700

3,000	U.S. Treasury Notes	1.250%	5/31/19	Aaa	2,975,508

5,000	U.S. Treasury Notes	0.875%	6/15/19	Aaa	4,943,359

5,000	U.S. Treasury Notes	0.750%	7/15/19	Aaa	4,930,078

15

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$4,750	U.S. Treasury Notes	1.000%	8/31/19	Aaa	$4,680,049

6,000	U.S. Treasury Notes	0.875%	9/15/19	Aaa	5,900,859
120,275	Total U.S. Government and Agency Obligations (cost $119,675,788)				119,578,064
	Total Short-Term Investments (cost $131,305,916)				131,208,192
	Other Assets Less Liabilities – 3.8% (5)				5,143,559
	Net Assets – 100%				$136,351,751

Investments in Derivatives (6)

Futures Contracts

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	94	January 2019	$7,220,165	$7,730,560	$510,395	$120,431

	ICE Brent Crude Oil Futures Contract	Long	63	March 2019	4,798,119	5,136,390	338,271	74,967

	ICE Brent Crude Oil Futures Contract	Long	28	May 2019	2,169,806	2,266,320	96,514	31,000

	NYMEX WTI Crude Oil Futures Contract	Long	104	November 2018	6,961,888	7,618,000	656,112	115,233

	NYMEX WTI Crude Oil Futures Contract	Long	95	January 2019	6,507,982	6,924,550	416,568	99,468

	NYMEX WTI Crude Oil Futures Contract	Long	36	March 2019	2,385,320	2,610,360	225,040	36,685
	Total Crude Oil		420		30,043,280	32,286,180	2,242,900	477,784

	Gas Oil

	ICE Low Sulphur Gas Oil Futures Contract	Long	11	November 2018	709,500	796,675	87,175	12,650

	ICE Low Sulphur Gas Oil Futures Contract	Long	37	January 2019	2,477,526	2,662,150	184,624	43,208

	ICE Low Sulphur Gas Oil Futures Contract	Long	22	March 2019	1,451,339	1,576,850	125,511	26,275
	Total Gas Oil		70		4,638,365	5,035,675	397,310	82,133

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	22	November 2018	1,990,010	2,170,014	180,004	19,769

	NYMEX NY Harbor ULSD Futures Contract	Long	6	January 2019	565,719	593,612	27,893	5,947

	NYMEX NY Harbor ULSD Futures Contract	Long	11	March 2019	1,010,623	1,083,390	72,767	11,596
	Total Heating Oil		39		3,566,352	3,847,016	280,664	37,312

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	160	November 2018	4,746,453	4,812,800	66,347	(74,926)

	NYMEX Natural Gas Futures Contract	Long	41	January 2019	1,235,016	1,299,290	64,274	(17,980)

	NYMEX Natural Gas Futures Contract	Long	147	March 2019	4,318,194	4,296,810	(21,384)	(12,893)
	Total Natural Gas		348		10,299,663	10,408,900	109,237	(105,799)

16

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy (continued)	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	45	November 2018	$3,620,351	$3,941,973	$321,622	$30,241

	NYMEX Gasoline RBOB Futures Contract	Long	12	January 2019	998,222	1,045,346	47,124	11,239

	NYMEX Gasoline RBOB Futures Contract	Long	9	March 2019	722,301	792,326	70,025	8,921
	Total Unleaded Gas		66		5,340,874	5,779,645	438,771	50,401
	Total Energy		943		53,888,534	57,357,416	3,468,882	541,831

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	171	November 2018	8,890,614	8,844,975	(45,639)	147,875

	LME Primary Aluminum Futures Contract	Short	(75)	November 2018	(3,921,775)	(3,879,375)	42,400	(44,975)

	LME Primary Aluminum Futures Contract	Long	46	January 2019	2,370,062	2,367,275	(2,787)	15,062

	LME Primary Aluminum Futures Contract	Short	(2)	January 2019	(108,813)	(102,925)	5,888	(1,525)
	Total Aluminum		140		7,230,088	7,229,950	(138)	116,437

	Copper

	CEC Copper Futures Contract	Long	8	December 2018	550,887	561,000	10,113	4,400

	CEC Copper Futures Contract	Long	3	March 2019	214,262	211,875	(2,387)	1,650

	CEC Copper Futures Contract	Long	28	May 2019	1,944,658	1,983,100	38,442	9,755

	LME Copper Futures Contract	Long	53	November 2018	8,780,712	8,296,487	(484,225)	96,062

	LME Copper Futures Contract	Short	(40)	November 2018	(6,231,363)	(6,261,500)	(30,137)	(63,000)

	LME Copper Futures Contract	Long	39	January 2019	6,118,663	6,103,988	(14,675)	57,356

	LME Copper Futures Contract	Short	(10)	January 2019	(1,486,700)	(1,565,125)	(78,425)	(17,438)

	LME Copper Futures Contract	Long	8	March 2019	1,183,800	1,252,100	68,300	13,600
	Total Copper		89		11,074,919	10,581,925	(492,994)	102,385

	Lead

	LME Lead Futures Contract	Long	21	November 2018	1,133,981	1,067,981	(66,000)	14,306

	LME Lead Futures Contract	Short	(13)	November 2018	(704,025)	(661,131)	42,894	(8,856)

	LME Lead Futures Contract	Long	5	January 2019	293,375	254,656	(38,719)	3,219

	LME Lead Futures Contract	Short	(5)	January 2019	(267,250)	(254,656)	12,594	(3,219)
	Total Lead		8		456,081	406,850	(49,231)	5,450

	Nickel

	LME Nickel Futures Contract	Long	27	November 2018	2,254,968	2,034,882	(220,086)	5,832

	LME Nickel Futures Contract	Short	(8)	November 2018	(667,854)	(602,928)	64,926	(1,728)

	LME Nickel Futures Contract	Long	5	January 2019	438,810	378,540	(60,270)	1,080
	Total Nickel		24		2,025,924	1,810,494	(215,430)	5,184

	Zinc

	LME Zinc Futures Contract	Long	40	November 2018	2,763,225	2,646,000	(117,225)	121,000

	LME Zinc Futures Contract	Short	(24)	November 2018	(1,594,550)	(1,587,600)	6,950	(61,300)

	LME Zinc Futures Contract	Long	24	January 2019	1,586,350	1,564,200	(22,150)	52,400

	LME Zinc Futures Contract	Short	(10)	January 2019	(591,000)	(651,750)	(60,750)	(26,250)

	LME Zinc Futures Contract	Long	10	March 2019	588,750	647,500	58,750	25,000
	Total Zinc		40		2,752,775	2,618,350	(134,425)	110,850
	Total Industrial Metals		301		23,539,787	22,647,569	(892,218)	340,306

17

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    September 30, 2018

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	233	December 2018	$4,476,899	$4,150,313	$(326,586)	$(96,996)

	CBOT Corn Futures Contract	Long	43	March 2019	828,571	791,200	(37,371)	(17,875)
	Total Corn		276		5,305,470	4,941,513	(363,957)	(114,871)

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	31	December 2018	1,077,462	957,900	(119,562)	(8,420)

	CBOT Soybean Meal Futures Contract	Long	36	January 2019	1,173,155	1,113,840	(59,315)	(11,235)

	CBOT Soybean Meal Futures Contract	Long	39	March 2019	1,252,971	1,203,540	(49,431)	(13,725)
	Total Soybean Meal		106		3,503,588	3,275,280	(228,308)	(33,380)

	Soybean Oil

	CBOT Soybean Oil Futures Contracts	Long	14	December 2018	257,701	243,516	(14,185)	(1,344)

	CBOT Soybean Oil Futures Contracts	Long	56	January 2019	991,075	982,128	(8,947)	(5,523)
	Total Soybean Oil		70		1,248,776	1,225,644	(23,132)	(6,867)

	Soybeans

	CBOT Soybean Futures Contracts	Long	101	November 2018	4,892,953	4,269,775	(623,178)	(46,582)

	CBOT Soybean Futures Contracts	Long	25	January 2019	1,282,362	1,074,375	(207,987)	(11,416)

	CBOT Soybean Futures Contracts	Long	20	March 2019	926,713	872,750	(53,963)	(9,250)
	Total Soybeans		146		7,102,028	6,216,900	(885,128)	(67,248)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	45	December 2018	1,259,217	1,150,312	(108,905)	(13,231)

	CBOT Wheat Futures Contract	Long	38	December 2018	1,029,560	967,100	(62,460)	(7,434)

	CBOT Wheat Futures Contract	Long	29	March 2019	763,576	764,513	937	(4,944)

	MGEX Red Spring Wheat Futures Contract	Long	37	December 2018	1,157,068	1,059,125	(97,943)	(13,556)
	Total Wheat		149		4,209,421	3,941,050	(268,371)	(39,165)
	Total Agriculturals		747		21,369,283	19,600,387	(1,768,896)	(261,531)

Precious Metals	Gold

	CEC Gold 100 oz Futures Contract	Long	93	December 2018	11,675,007	11,124,660	(550,347)	80,049

	Palladium

	NYMEX Palladium Futures Contract	Long	8	December 2018	723,335	858,240	134,905	1,280

	Platinum

	NYMEX Platinum Futures Contract	Long	20	January 2019	800,581	822,400	21,819	7,700

	Silver

	CEC Silver Futures Contract	Long	37	December 2018	2,848,715	2,721,720	(126,995)	75,933
	Total Precious Metals		158		16,047,638	15,527,020	(520,618)	164,962

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	31	December 2018	661,404	637,670	(23,734)	(17,095)

	ICE Cocoa Futures Contract	Long	8	March 2019	181,254	166,560	(14,694)	(4,640)
	Total Cocoa		39		842,658	804,230	(38,428)	(21,735)

18

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Foods & Fibers (continued)	Coffee

	ICE Coffee C Futures Contract	Long	14	December 2018	$580,117	$537,862	$(42,255)	$16,538

	ICE Coffee C Futures Contract	Long	23	March 2019	974,044	912,957	(61,087)	26,456

	ICE Coffee Robusta Futures Contract	Long	28	November 2018	459,987	435,120	(24,867)	10,320
	Total Coffee		65		2,014,148	1,885,939	(128,209)	53,314

	Cotton

	ICE Cotton No. 2 Futures Contract	Long	40	December 2018	1,815,792	1,527,400	(288,392)	(26,333)

	ICE Cotton No. 2 Futures Contract	Long	12	May 2019	512,849	468,840	(44,009)	(5,520)
	Total Cotton		52		2,328,641	1,996,240	(332,401)	(31,853)

	Sugar

	ICE Sugar 11 Futures Contract	Long	137	March 2019	1,846,870	1,718,528	(128,342)	43,042

	ICE Sugar 11 Futures Contract	Long	41	May 2019	536,851	518,436	(18,415)	12,051

	ICE Sugar 11 Futures Contract	Long	20	July 2019	266,835	255,584	(11,251)	5,376
	Total Sugar		198		2,650,556	2,492,548	(158,008)	60,469
	Total Foods & Fibers		354		7,836,003	7,178,957	(657,046)	60,195

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	21	November 2018	1,624,046	1,659,525	35,479	4,388

	CME Feeder Cattle Futures Contract	Long	10	January 2019	774,199	773,250	(949)	988
	Total Feeder Cattle		31		2,398,245	2,432,775	34,530	5,376

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	111	December 2018	2,483,070	2,571,870	88,800	105,489

	Live Cattle

	CME Live Cattle Futures Contract	Long	92	December 2018	4,285,090	4,373,680	88,590	10,091

	CME Live Cattle Futures Contract	Long	54	February 2019	2,539,262	2,652,480	113,218	5,324

	CME Live Cattle Futures Contract	Long	24	April 2019	1,182,170	1,189,440	7,270	2,367
	Total Live Cattle		170		8,006,522	8,215,600	209,078	17,782
	Total Livestock		312		12,887,837	13,220,245	332,408	128,647
	Total Futures Contracts		2,815		135,569,082	135,531,594	(37,488)	974,410
	Total receivable for variation margin on futures contracts							1,623,619
	Total payable for variation margin on futures contracts							(649,209)

19

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    September 30, 2018

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

As of the end of the reporting period, security was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Investment has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at brokers for investments in futures contracts and/or receivable or payable for variation margin on futures contracts as presented on the Consolidated Statement of Assets and Liabilities.

(6)

As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(7)

The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(8)	Total Number of Contracts, Notional Amount and Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

20

Consolidated Statement of Assets and Liabilities

September 30, 2018

Assets
Short-term investments, at value (cost $131,305,916)	$131,208,192
Cash collateral at brokers for investments in futures contracts(1)	1,775,000
Receivable for:
Interest	444,149
Shares sold	2,163,253
Variation margin on futures contracts	1,623,619
Other assets	36,999
Total assets	137,251,212
Liabilities
Payable for:
Shares redeemed	11,312
Variation margin on futures contracts	649,209
Accrued expenses:
Custodian fees	54,308
Management fees	79,417
Professional fees	53,319
Trustees fees	8,112
12b-1 distribution and service fees	2,243
Other	41,541
Total liabilities	899,461
Net assets	$136,351,751
Class A Shares
Net assets	$3,396,642
Shares outstanding	276,484
Net asset value (“NAV”) per share	$12.29
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$13.04
Class C Shares
Net assets	$2,003,741
Shares outstanding	168,845
NAV and offering price per share	$11.87
Class I Shares
Net assets	$130,951,368
Shares outstanding	10,513,992
NAV and offering price per share	$12.45
Net assets consist of:
Capital paid-in	$129,761,019
Total distributable earnings	6,590,732
Net assets	$136,351,751
Authorized shares – per class	Unlimited
Par value per share	$0.01
(1)

Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Consolidated Portfolio of Investments.

See accompanying notes to financial statements.

21

Consolidated Statement of Operations

Year Ended September 30, 2018

Interest Income	$1,765,787
Expenses
Management fees	1,168,342
12b-1 service fees – Class A Shares	6,085
12b-1 distribution and service fees – Class C Shares	11,032
Shareholder servicing agent fees	50,410
Custodian fees	180,877
Trustees fees	20,477
Professional fees	69,974
Shareholder reporting expenses	46,868
Federal and state registration fees	75,567
Other	19,427
Total expenses before fee waiver/expense reimbursement	1,649,059
Fee waiver/expense reimbursement	(338,431)
Net expenses	1,310,628
Net investment income (loss)	455,159
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,208)
Futures contracts	8,994,237
Change in net unrealized appreciation (depreciation) of:
Investments	(58,978)
Futures contracts	(3,149,875)
Net realized and unrealized gain (loss)	5,783,176
Net increase (decrease) in net assets from operations	$6,238,335

See accompanying notes to financial statements.

22

Consolidated Statement of Changes in Net Assets

	Year Ended 9/30/18	Year Ended 9/30/17(1)
Operations
Net investment income (loss)	$455,159	$(362,287)
Net realized gain (loss) from:
Investments	(2,208)	19,137
Futures contracts	8,994,237	(348,867)
Change in net unrealized appreciation (depreciation) of:
Investments	(58,978)	(73,407)
Futures contracts	(3,149,875)	2,782,914
Net increase (decrease) in net assets from operations	6,238,335	2,017,490
Distributions to Shareholders(2)
Dividends:
Class A Shares	(33,616)	—
Class C Shares	(7,375)	—
Class I Shares	(2,011,119)	—
Decrease in net assets from distributions to shareholders	(2,052,110)	—
Fund Share Transactions
Proceeds from sale of shares	77,967,052	42,780,632
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,622,835	—
	79,589,887	42,780,632
Cost of shares redeemed	(44,404,527)	(32,725,385)
Net increase (decrease) in net assets from Fund share transactions	35,185,360	10,055,247
Net increase (decrease) in net assets	39,371,585	12,072,737
Net assets at the beginning of period	96,980,166	84,907,429
Net assets at the end of period	$136,351,751	$96,980,166

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

See accompanying notes to financial statements.

23

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2018	$11.75	$0.03	$0.74	$0.77	$(0.23)	$—	$(0.23)	$12.29
2017	11.48	(0.08)	0.35	0.27	—	—	—	11.75
2016	12.14	(0.09)	(0.57)	(0.66)	—	—	—	11.48
2015	16.75	(0.17)	(4.44)	(4.61)	—	—	—	12.14
2014	17.91	(0.23)	(0.93)	(1.16)	—	—	—	16.75
Class C (7/12)
2018	11.35	(0.05)	0.70	0.65	(0.13)	—	(0.13)	11.87
2017	11.18	(0.16)	0.33	0.17	—	—	—	11.35
2016	11.91	(0.18)	(0.55)	(0.73)	—	—	—	11.18
2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91
2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57
Class I (7/12)
2018	11.91	0.05	0.75	0.80	(0.26)	—	(0.26)	12.45
2017	11.61	(0.04)	0.34	0.30	—	—	—	11.91
2016	12.24	(0.08)	(0.55)	(0.63)	—	—	—	11.61
2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24
2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86

See accompanying notes to financial statements.

24

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.53%	$3,397	1.58%	(0.04)%	1.31%	0.23%	0%
2.35	856	1.60	(0.98)	1.32	(0.69)	0
(5.44)	9,252	1.72	(1.18)	1.31	(0.78)	0
(27.52)	672	1.53	(1.41)	1.31	(1.20)	0
(6.48)	496	2.00	(1.91)	1.32	(1.23)	0

5.76	2,004	2.33	(0.73)	2.06	(0.46)	0
1.52	324	2.42	(1.72)	2.08	(1.38)	0
(6.13)	391	2.37	(1.94)	2.06	(1.63)	0
(28.12)	620	2.29	(2.18)	2.06	(1.96)	0
(6.96)	952	2.81	(2.73)	2.07	(1.98)	0

6.81	130,951	1.34	0.11	1.06	0.38	0
2.58	95,799	1.44	(0.72)	1.09	(0.37)	0
(5.15)	75,265	1.32	(0.96)	1.06	(0.70)	0
(27.40)	231,199	1.26	(1.14)	1.06	(0.94)	0
(6.07)	58,234	1.83	(1.75)	1.07	(0.98)	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes to financial statements.

25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage the Fund’s commodity investment strategy. The Adviser has selected NAM to manage the Fund’s fixed income investments.

Investment Objective

The Fund’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Subsidiary

The Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Fund may make investments in commodity-linked derivative instruments directly, it expects to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd., (the “Subsidiary”) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser and sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this report, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

26

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Commodity futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”) approved by the Board. These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Fund’s NAV, that may affect the values of the Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S.

28

markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$11,630,128	$—	$11,630,128
U.S. Government and Agency Obligations	—	119,578,064	—	119,578,064
Investments in Derivatives:
Futures Contracts*	(37,488)	—	—	(37,488)
Total	$(37,488)	$131,208,192	$—	$131,170,704
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

29

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$2,421,835	$(2,421,835)	$—
State Street Bank	9,208,293	(9,208,293)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

The Fund invests in commodity futures contracts. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If the Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if the Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

During the current fiscal period, the Fund invested in commodity futures to create all the commodity exposures in the Fund.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$120,253,588
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Commodity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$4,025,331	Payable for variation margin on futures contracts*	$307,210
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(2,038,671)	Payable for variation margin on futures contracts*	(2,331,358)
Total			$1,986,660		$(2,024,148)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

30

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Commodity	Futures contracts	$8,994,237	$(3,149,875)

Financial Instrument Risk

The financial instruments used by the Fund are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Fund were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with the Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. The Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. The Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. The Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

The Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Fund’s shares.

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Notes to Financial Statements (continued)

4. Fund Shares

Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/18		Year Ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold:
Class A	294,374	$3,589,982	213,506	$2,526,783
Class C	156,361	1,881,509	4,421	50,973
Class I	5,824,691	72,495,561	3,398,382	40,202,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,184	14,410	—	—
Class C	393	4,639	—	—
Class I	130,283	1,603,786	—	—
	6,407,286	79,589,887	3,616,309	42,780,632
Shares redeemed:
Class A	(91,970)	(1,123,085)	(946,524)	(11,110,325)
Class C	(16,485)	(195,009)	(10,820)	(122,190)
Class I	(3,485,050)	(43,086,433)	(1,836,443)	(21,492,870)
	(3,593,505)	(44,404,527)	(2,793,787)	(32,725,385)
Net increase (decrease)	2,813,781	$35,185,360	822,522	$10,055,247

5. Investment Transactions

During the current fiscal period, the Fund did not have any long-term purchases and sales.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Fund has not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiary will be operated consistent with the statutory provision. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiary does not make the distributions, or does not make the distributions in the year earned, the Fund will still be required to recognize the Subsidiary’s income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Fund’s own taxable income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

32

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$131,305,916
Gross unrealized:
Appreciation	$—
Depreciation	(97,724)
Net unrealized appreciation (depreciation) of investments	$(97,724)

Tax cost of futures	$470,985
Net unrealized appreciation (depreciation) of futures	$(508,473)

Permanent differences, primarily due to federal taxes paid and calculation of taxable income from the Subsidiary, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2018, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2018, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$7,265,207
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2018 and September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

2018
Distributions from net ordinary income[1]	$2,052,110
Distributions from net long-term capital gains	—

2017
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of September 30, 2018, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$68,278
Long-term	—
Total	$68,278

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

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Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For the next $1 billion	0.7500
For the next $3 billion	0.7250
For the next $2.5 billion	0.7000
For the next $2.5 billion	0.6875
For net assets over $10 billion	0.6750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2018, the complex-level fee rate for the Fund was 0.1588%.

Gresham manages the commodity investments of the Subsidiary on a discretionary basis, subject to the supervision of the Adviser. The Subsidiary does not pay the Adviser or Gresham a management fee for their services. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Fund.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund’s average net assets. The expense limitation may be terminated or modified prior to July 31, 2020 only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$28,469
Paid to financial intermediaries (Unaudited)	26,860

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$24,444

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$5,880

34

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$837

8. Basis for Consolidation and Subsidiary Information

The Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiary, and certain financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Date of Incorporation	April 10, 2012

Fund Net Assets
Fund net assets	$136,351,751
Subsidiary % of Fund net assets	12.59%

Consolidated Financial Statement Information
Total assets	$17,851,569
Total liabilities	688,879
Net assets	17,162,690
Total investment income	88,221
Net investment income (loss)	(70,806)
Net realized gain (loss) from investments	28,856
Net realized gain (loss) from futures contracts	8,994,237
Change in net unrealized appreciation (depreciation) of investments	(1,765)
Change in net unrealized appreciation (depreciation) of futures contracts	(3,149,875)
Increase (decrease) in net assets	5,800,647

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets. Prior to these modifications, the Fund’s Statement of Changes reflected an UNII balance of $(631,920) as of September 30, 2017. All other amounts have remained unchanged.

35

Additional Fund Information

(Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

257 Park Avenue South

7th Floor

New York, NY 10010

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

36

Glossary of Terms

Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

37

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) with (a) Nuveen Asset Management, LLC (“NAM”) and (b) Gresham Investment Management LLC (“Gresham”) pursuant to which NAM and Gresham each serve as an investment sub-adviser to the Fund. NAM and Gresham are each hereafter a “Sub-Adviser” and the Adviser and the Sub-Advisers are each hereafter a “Fund Adviser.” Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and each Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.” Further, the Board is aware that the Fund may gain exposure to certain investments by investing in the Fund’s wholly-owned subsidiary organized under the laws of the Cayman Islands, which is also advised by the Adviser and sub-advised by Gresham for no additional fee. The review of services provided to the Fund and fees paid to the respective Fund Adviser encompasses this arrangement.

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of each Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the

38

Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and the investment and compliance oversight over the Sub-Advisers provided by the Adviser. The Board recognized that the Sub-Advisers generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and, as applicable, the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results

39

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that although the Fund’s performance was below its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods and ranked in the second quartile in its Performance Peer Group in the one- and five-year periods and third quartile in the three-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to each Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Advisers charge to other clients.

The Board noted that the Fund had a net management fee higher than the Peer Group average, but a net expense ratio in line with the Peer Group average.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Advisers, such

40

other clients may include: retail and institutional managed accounts (with respect to each Sub-Adviser); hedge funds (with respect to Gresham); investment companies outside the Nuveen family (with respect to NAM); foreign investment companies offered by Nuveen (with respect to each Sub-Adviser); and collective investment trusts (with respect to NAM). The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Fund had affiliated sub-advisers and reviewed, among other things, the range of fees assessed for managed accounts, hedge funds and foreign investment companies, as applicable. With respect to hedge funds, the Board noted the performance fee Gresham assesses for advising a hedge fund or account. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by NAM and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates, as applicable. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed each Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for the Fund, its temporary expense cap), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Advisers use commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that NAM may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although NAM may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of NAM to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients. The Board noted that Gresham does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

42

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	167
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	167
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	167

43

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	167
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	167
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	167
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	167
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	167

44

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	167
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	165

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	81
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	167
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	167

45

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	167
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	167
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	167
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	167
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	167
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	167
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	167
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	167

46

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	167

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

47

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-f
unds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-GRESH-0918P 650700-INV-Y-11/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG & Pricewaterhouse Coopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG & Pricewaterhouse Coopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	39,494	0	0	0
Nuveen Preferred Securities and Income Fund	29,320	5,000	0	0
Nuveen NWQ Flexible Income Fund	29,320	0	0	0

Total	$98,134	$5,000	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities and Income Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	38,184	0	2,225	0
Nuveen Preferred Securities and Income Fund	27,950	0	0	0
Nuveen NWQ Flexible Income Fund	27,950	0	0	0

Total	$94,084	$0	$2,225	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities and Income Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2018	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0	0	0	0
Nuveen Preferred Securities and Income Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2017	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	2,225	0	0	2,225
Nuveen Preferred Securities and Income Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$2,225	$0	$0	$2,225

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 5, 2018